Exhibit 4.1

SEARS CREDIT ACCOUNT MASTER TRUST II

MASTER TRUST VARIABLE FUNDING CERTIFICATES, SERIES 2002-VFC

This Series of Master Trust Certificates is established pursuant to Section 6.07 of that certain Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among SRFG, INC. (formerly Sears Receivables Financing Group, Inc.), a Delaware corporation ("SRFG") as Seller, SEARS, ROEBUCK AND CO., a New York corporation ("Sears") as Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago) as trustee (the "Trustee"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among SRFG, Sears and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement") and, together with the Pooling and Servicing Agreement, establish the Series of Master Trust Certificates to be known as SEARS CREDIT ACCOUNT MASTER TRUST II, MASTER TRUST CERTIFICATES, SERIES 2002-VFC.

SERIES TERM SHEET

Date of Series Term Sheet	March 5, 2002
Group	One.
Series Initial Investor Interest	$293,255,132.
Class Initial Investor Interest of each Class of Investor Certificates	Class A - $ 250,000,000. Class B - $ 0; no Class B Certificates will be issued as part of this Series. Class C - $43,255,132.

Initial Maximum Class A Invested Amount	$1,500,000,000
Type of Structure	Controlled Amortizing Structure (Class A and Class C).

Certificate Rates
Class A - The rate calculated pursuant to the definition of "Certificate Rate" in Section 1.

Class B - Not Applicable

Class C - Initially, 0%; provided, however, that the Seller may increase the Certificate Rate pursuant to Section 22.

LIBOR Determination Date	The second LIBOR Business Day immediately preceding the commencement of a LIBOR Accrual Period.
Embedded Coupon Cap	Class A - Not applicable. Class B - Not applicable. Class C - Not applicable.
Class Coupon Cap	Class A - Not applicable. Class B - Not applicable Class C - Not applicable.
Class Coupon Floor	Class A - Not applicable. Class B - Not applicable. Class C - Not applicable.
Eligible for Interest Rate Swaps	No.
Swap Counterparty Payment	Not applicable.
Swap Rate	Not applicable.
Swap Trust Payment	Not applicable.
Series Yield Factor Eligible for Series Reserve Fund	Initially zero, but may be increased pursuant to Section 20. No.
Date from which Interest for First Interest Payment Date Shall Accrue	Series Closing Date.
Distribution Dates	April 15, 2002 and the 15th day of each calendar month thereafter, or, if such day is not a Business Day, the next succeeding Business Day.
Interest Payment Dates	The 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing in April 15, 2002.
Principal Payment Date
The 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing with the first month that begins after the Controlled Amortization Commencement Date, and each date on which the Class C Permitted Controlled Amortization Amount is greater than zero.

Class A Expected Final Payment Date	The Distribution Date falling in the 24th month to begin after the Controlled Amortization Commencement Date.
Class B Expected Final Payment Date	Not Applicable.
Class C Expected Final Payment Date	The Second Distribution Date after the Class A Expected Final Payment Date.
Series Cut-Off Date	January 31, 2002.
Series Closing Date	March 5, 2002.
Revolving Period	From but excluding the Series Cut-Off Date to, but excluding, the earlier to occur of (i) the Controlled Amortization Commencement Date or (ii) the Rapid Amortization Commencement Date.
Controlled Amortization Commencement Date
The earlier of (a) February 1, 2005 and (b) the scheduled Purchase Expiration Date as specified in clause (i) of the definition of such term in the Certificate Purchase Agreement, as such date may be extended from time to time, as contemplated by clause (i) of the definition of such term and Section 2.04 of the Certificate Purchase Agreement.

Controlled Amortization Period
Unless a Rapid Amortization Event shall have occurred prior thereto, the period commencing on the Controlled Amortization Commencement Date and ending on the earliest to occur of (x) the payment in full of the Series Invested Amount, (y) the Rapid Amortization Commencement Date, and (z) the Series Termination Date.

Class A Controlled Accumulation Amount	Not Applicable.
Class B Controlled Accumulation Amount	Not Applicable.
Class C Controlled Accumulation Amount	Not applicable.
Class A Controlled Amortization Amount
For each Distribution Date of the Controlled Amortization Period (A) through the Class A Expected Final Payment Date, the sum of (x) the Class A Invested Amount on the Controlled Amortization Commencement Date, divided by 24 and (y) the Class A Controlled Amortization Amount Shortfall and (B) after the Class A Expected Final Payment Date, if the Class A Invested Amount has not been reduced to zero, the Class A Controlled Amortization Amount Shortfall.

Class B Controlled Amortization Amount	Not applicable.
Class C Controlled Amortization Amount
For each of first two Distribution Dates falling after the Class A Expected Final Payment Date, an amount equal to one-half of the Class C Invested Amount as of the Class A Expected Final Payment Date.

Type of Credit Enhancement	Class A - Subordination. Class B - Not Applicable. Class C - None.
Investor Servicing Fee Percentage	2.0% per annum calculated on the basis of a 360-day year of twelve 30-day months.
Amount of Additional Funds
Amount specified in the Assignment of Additional Funds dated as of January 30, 1998 between the Seller and the Trustee, but subject to being increased pursuant to Section 4.03(e) of the Pooling and Servicing Agreement.

Eligible for Finance Charge Collections Reallocations to and from other Series in the Group	Yes.
Eligible for Principal Collections Reallocations to and from other Series in the Group	Yes.
Eligible for Principal Collections Reallocations from the Seller	Yes.
Paired Series	No.
Subject to being part of a Paired Series	Yes.
Series Termination Date	The business day following the Distribution Date falling in the 72nd month to begin after the Controlled Amortization Commencement Date
Variable Funded Series	Yes.
Classes, if any, subject to ERISA restrictions (as set forth in Section 6.06(a)(ii) of the Pooling and Servicing Agreement)	Class A and Class C.
Series Pre-Funding Account	Not applicable.
Series Pre-Funding Amount	Not applicable.
Series Pre-Funding Deadline	Not applicable.
Pre-Funding Special Reserve Account	Not applicable.
Class A Early Termination Premium	Not applicable.
Class B Early Termination Premium	Not applicable.
Pre-Funding Special Reserve Required Amount	Not applicable.
Class A Investor Certificate	Any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A-1.
Class B Investor Certificate	None.
Class C Investor Certificate	Any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A-3.

IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

SRFG, INC.

as Seller

By: /s/ George F. Slook
           George F. Slook
           President and Chief Executive Officer

SEARS, ROEBUCK AND CO.
as Servicer

By: /s/ Larry R. Raymond
           Larry R. Raymond
           Vice President and Treasurer

THE BANK OF NEW YORK
as Trustee

By: /s/ Greg C. Anderson
           Greg C. Anderson
           Agent

ANNEX

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

SECTION 1. Definitions.

(a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or Class refer to the Series or Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

(b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

"Additional Certificate" shall have the meaning specified in Section 21(b).

"Additional Certificate Date" shall have the meaning specified in Section 21(b).

"Additional Funds," if applicable, shall have the meaning set forth in the Series Term Sheet and in the Pooling and Servicing Agreement.

"Administrative Agent" shall have the meaning specified in the Certificate Purchase Agreement.

"Base Rate" for each Distribution Date shall mean the sum of (A) the weighted average Certificate Rate for all Classes in the Series, (B) the Investor Servicing Fee Percentage, and (C) the amount of the Class Coupon Floor Payment, if any, divided by the Daily Average Series Invested Amount for the related Interest Accrual Period.

"Calculation Period," if applicable, shall have the meaning specified in the applicable Class Coupon Cap Agreement between the Trustee and the Coupon Cap Provider.

"Certificate Interest" for any Class shall mean, for any Distribution Date: (i) for the Class A Investor Certificates, the sum of the amounts of "Certificate Interest" for each Ownership Group for the related Interest Accrual Period, as determined by the related Conduit Managing Agents pursuant to Section 2.06 of the Certificate Purchase Agreement; and (ii) for the Class C Investor Certificates, zero or, if the Certificate Rate for the Class C Investor Certificates is increased pursuant to Section 22, an amount specified in a supplement to this Series Supplement entered into in connection with that increase.

"Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

"Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement dated as of March 5, 2002 among SRFG, the Servicer, Royal Bank of Canada, as Administrative Agent (as defined therein), and the Conduit Purchasers, Bank Purchasers and Conduit Managing Agents (each as defined therein) from time to time party thereto, as amended from time to time.

"Certificate Rate" shall mean, for any Distribution Date: (i) with respect to the Class A Investor Certificates, the result of (a) the Certificate Interest for the Class A Investor Certificates for that Distribution Date, divided by (b) the Daily Average Class A Invested Amount for the related Interest Accrual Period, multiplied by (c) a fraction the numerator of which is 365 (or 366, as appropriate) and the denominator of which is the number of days in the related Interest Accrual Period; and (ii) with respect to the Class C Investor Certificates, the rate set forth in the Series Term Sheet for such Class or such higher rate as may be designated pursuant to Section 22.

"Class A Additional Amounts" shall have the meaning specified in the Certificate Purchase Agreement.

"Class B Excess Funding Amount" means an amount equal to the product of (i) the Excess Funding Amount (General) and (ii) a fraction (a) the numerator of which is the Class B Investor Interest and (b) the denominator of which is the Aggregate Investor Interest less the sum of the class investor interests for all Seller Retained Classes of Series issued before Series 2000-2.

"Class C Excess Funding Amount" means an amount equal to the product of (i) the Excess Funding Amount (General) and (ii) a fraction (a) the numerator of which is the Class C Investor Interest and (b) the denominator of which is the Aggregate Investor Interest less the sum of the class investor interests for all Seller Retained Classes of Series issued before Series 2000-2.

"Class C Permitted Controlled Amortization Amount," if applicable, for any Distribution Date, shall mean (i) during the Revolving Period, zero; (ii) during the Controlled Amortization Period or the Controlled Accumulation Period, as applicable, if the Seller has received written notice from the Rating Agencies that payment of such amount will not result in a Ratings Event, an amount equal to the excess, if any, of (a) the Class C Invested Amount over (b) the Required Class C Invested Amount; and (iii) during the Rapid Amortization Period, zero; provided, however, that the Seller may elect, by written notice to the Trustee and the Servicer no later than the last Business Day of the related Due Period, to reduce the Class C Permitted Controlled Amortization Amount for any Distribution Date to zero; and provided, further, that the Class C Permitted Controlled Amortization Amount may be increased without the consent of the Certificateholders, if the Seller shall have received written notice from the Rating Agencies that such an increase will not result in a Ratings Event.

"Class C Permitted Controlled Amortization Amount Shortfall," if applicable, with respect to each Distribution Date shall mean the excess, if any, of the Class C Permitted Controlled Amortization Amount for that Distribution Date over the amount deposited into the Series Distribution Account pursuant to Section 8(f)(2)(A) or 8(g)(2)(B) on that Distribution Date. The Class C Permitted Controlled Amortization Amount Shortfall initially shall be zero.

"Class Controlled Accumulation Amount," if applicable, with respect to such Class on any Distribution Date with respect to the Controlled Accumulation Period, shall have the meaning set forth in the Series Term Sheet.

"Class Controlled Accumulation Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall mean the excess, if any, of the Class Controlled Accumulation Amount for that Class and that Distribution Date over the amount deposited into the Series Principal Funding Account to cover that Class Controlled Accumulation Amount pursuant to Section 8(g)(2) on that Distribution Date. The Class Controlled Accumulation Amount Shortfall for each Class initially shall be zero.

"Class Controlled Amortization Amount," if applicable, with respect to such Class or any Distribution Date with respect to the Controlled Amortization Period (and for Class C, with respect to the Controlled Accumulation Period), shall mean the sum of (i) the amount set forth in the Series Term Sheet with respect to each Class of the Series established hereby (reduced for each such Distribution Date pro-rata by the aggregate amount paid to such Class pursuant to Section 9(a)(10)) and (ii) any existing Class Controlled Amortization Amount Shortfalls for such Class; provided, however, that the Class Controlled Amortization Amount shall not be less than zero and shall not exceed an amount equal to, with respect to each Class, the Class Invested Amount for such Class.

"Class Controlled Amortization Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall mean the excess, if any, of the Class Controlled Amortization Amount for that Class and that Distribution Date over the amount deposited into the Series Distribution Account to cover that Class Controlled Amortization Amount pursuant to Section 8(g)(2) on that Distribution Date. The Class Controlled Amortization Amount Shortfall for each Class initially shall be zero.

"Class Coupon Cap," if applicable, shall mean the rate that is specified as such in the Series Term Sheet and in the Class Coupon Cap Agreement.

"Class Coupon Cap Agreement," if applicable, shall mean the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Coupon Cap Provider, or any successor thereto.

"Class Coupon Cap Payment," if applicable, shall mean with respect to any Interest Payment Date, (i) any payment required to be made on such Interest Payment Date by the Coupon Cap Provider with respect to the Class Coupon Cap Agreement and (ii) any termination payment made by the Coupon Cap Provider and not used by the Servicer to obtain a replacement Class Coupon Cap Agreement.

"Class Coupon Floor," if applicable, shall mean the rate that is specified as such in the Series Term Sheet and in the Class Coupon Floor Agreement.

"Class Coupon Floor Agreement," if applicable, shall mean the interest rate floor agreement, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Coupon Floor Purchaser, or any successor thereto.

"Class Coupon Floor Payment," if applicable, shall mean with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Trust with respect to the Class Coupon Floor Agreement.

"Class Coupon Floor Payment Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the sum of the Class Coupon Floor Payments and (ii) the sum of (A) the Series Finance Charge Collections allocable to each Coupon Floor Purchaser with respect to each Class Coupon Floor Agreement and (B) Series Additional Allocable Amounts allocable to each Coupon Floor Purchaser with respect to each Class Coupon Floor Agreement, in each case for such Distribution Date.

"Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the Class Cumulative Investor Charged-Off Amount as of the end of the Due Period related to the prior Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date; provided, however, that the Class Cumulative Investor Charged-Off Amount shall further be adjusted in accordance with the successive steps set forth in Sections 8, 10 and 11 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

"Class Expected Final Payment Date" with respect to each Class, shall mean the date designated as such in the Series Term Sheet.

"Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and (y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable; provided, however, that Class Finance Charge Collections for each Class shall be increased by the lesser of (i) the amount of the Class Investment Shortfall for such Class and (ii) an amount equal to the product of (a) the total amount of Finance Charge Collections otherwise allocable to the Seller for the related Due Period and (b) a fraction the numerator of which is the Class Investment Shortfall for such Class and the denominator of which is the sum of the Class Investment Shortfalls for all Classes of all Series (including the Series established hereby); and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class shall not, with respect to any such day or Distribution Date during the Controlled Accumulation Period, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Controlled Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such day or Distribution Date, as applicable.

"Class Initial Investor Interest" shall mean, with respect to each Class for any date, the aggregate initial outstanding amount of Investor Certificates of such Class initially authenticated and delivered pursuant to Section 6 as specified in the Series Term Sheet, plus the aggregate amount of additions to the Class Initial Investor Interest of that Class made pursuant to Section 21(a), plus the aggregate initial outstanding amount of any Additional Investor Certificates authenticated and delivered pursuant to Section 21(b), minus (i) prior amounts paid to such Class pursuant to Section 9(a)(11) and (ii) the aggregate face amount of any Investor Certificates cancelled pursuant to Section 6.16 of the Pooling and Servicing Agreement.

"Class Invested Amount" shall mean, with respect to any Class for any date, an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of Certificate Principal paid to the Investor Certificateholders of such Class prior to such date (without duplication with respect to any amounts paid to such Class pursuant to Section 9(a)(11)), (b) the Investor Loss for such Class, if any, at the beginning of such date, if it is a Distribution Date, and otherwise at the end of the most recent Distribution Date and (c) the aggregate amount of losses on investments of principal of funds on deposit for the benefit of such Class in the Series Principal Funding Account.

"Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Controlled Accumulation Period, shall mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) with respect to each Class, the Certificate Rate for the related Interest Accrual Period, and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) the income from the investment of funds on deposit in the Series Principal Funding Account for the related Due Period for the benefit of such Class.

"Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount.

"Class Investor Interest" shall mean, with respect to any Class for any date, an amount equal to the Class Invested Amount for such Class for such date minus, if applicable, the difference between the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class, and any portion of the amount on deposit in the Series Principal Funding Account for the benefit of such Class that represents income from the investments of funds on deposit in that account.

"Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean Certificate Interest with respect to such Class for such Distribution Date plus in the case of the Class C Investor Certificates, (i) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date and (ii) interest on such Class Monthly Deficiency Amount for the intervening Interest Accrual Period, which shall be calculated by multiplying (a) the amount of such Class Monthly Deficiency Amount, times (b) a fraction the numerator of which is the number of days in such intervening Interest Accrual Period and the denominator of which is 360, times (c) the applicable Certificate Rate for such intervening Interest Accrual Period.

"Class Monthly Deficiency Amount" with respect to Class C on any Distribution Date, shall mean the amount set forth in Section 9. The Class Monthly Deficiency Amount for each Class initially shall be zero.

"Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial

 Investor Interest) and (y) the amount of the Investor Servicing Fee for the related Due Period.

"Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date:

(a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Daily Average Class Investor Interest for such Distribution Date minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest minus the sum of the (A) Excess Funding Amount (General), (B) Excess Funding Amount (SRC) and (C) sum of the series pre-funding amounts, if any, for all outstanding Series, in each case on the first day of the related Due Period; or

(b) when used with respect to Principal Collections prior to the occurrence of a Rapid Amortization Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Daily Average Class Investor Interest for such Distribution Date minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date; or

(c) when used with respect to Principal Collections on and after the occurrence of a Rapid Amortization Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the day on which the Rapid Amortization Event occurred, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Principal Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

(d) when used with respect to Finance Charge Collections during the Revolving Period, the Controlled Accumulation Period or the Controlled Amortization Period, as applicable, the percentage equivalent of a fraction the numerator of which shall be the amount of the Daily Average Class Investor Interest for such Distribution Date minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date; or

(e) when used with respect to Finance Charge Collections during the Rapid Amortization Period, on each Distribution Date beginning with the Distribution Date related to the Due Period in which such Rapid Amortization Event occurs, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the day on which such Rapid Amortization Event occurs, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Finance Charge Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date.

"Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date, an amount equal to the product of (x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

"Class Rapid Amortization Amount," if applicable, with respect to each Class and any Distribution Date during the Rapid Amortization Period shall mean the Class Investor Interest.

"Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

"Conduit Managing Agent" shall have the meaning specified in the Certificate Purchase Agreement.

"Controlled Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet, subject in the case of any Variable Accumulation Series to variation in accordance with Section 19 hereof.

"Controlled Amortization Commencement Date" shall have the meaning set forth in the Series Term Sheet.

"Controlled Amortization Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

"Counterparty," if any, shall mean the counterparty under each Interest Rate Swap.

"Coupon Cap Provider," if any, shall mean the entity listed as such in the Series Term Sheet, in its capacity as obligor under the Class Coupon Cap Agreement, or any successor thereto.

"Coupon Floor Purchaser," if any, shall mean the entity listed as such in the Class Coupon Floor Agreement, or any successor thereto.

"Credit Enhancement" shall have the meaning set forth in the Series Term Sheet.

"Daily Average Class A Invested Amount" means, for any period of consecutive days, the result of (i) the summation of the Class A Invested Amount on each day during that period, divided by (ii) the number of days in such period.

"Daily Average Class Investor Interest" means, for any Distribution Date with respect to any Class, the result of (i) the summation of the Class Investor Interest for such Class on each day during the related Due Period, divided by (ii) the number of days in such Due Period.

"Daily Average Series Invested Amount" means, for any period of consecutive calendar days, the result of (i) the summation of the Series Invested Amount on each day during that period, divided by (ii) the number of days in such period

"Determination Date" for any month shall mean the seventh Business Day preceding the Distribution Date for such month.

"Distribution Date" shall have the meaning set forth in the Series Term Sheet.

"Drawing Date" shall mean the first Business Day preceding each Distribution Date.

"Embedded Coupon Cap," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

"Estimated Modified Required Amount" shall mean: (a) for the first Distribution Date, $612,722.22; (b) for the second Distribution Date, an amount calculated as provided in clause (c) but using the amount specified in clause (a) as the base Class A Modified Required Amount; and (c) for any other Distribution Date, an amount equal to 120% of the product of the Class A Modified Required Amount for the second preceding Distribution Date and a fraction the numerator of which is the expected Daily Average Class A Invested Amount as determined by the Seller for the Interest Accrual Period ending on the subject Distribution Date and the denominator of which is the Daily Average Class A Invested Amount for the Interest Accrual Period ending on the second preceding Distribution Date.

"Excess Funding Amount (General)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (General) less investment earnings.

"Excess Funding Amount (SRC)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (SRC) less investment earnings.

"Fixed Accumulation Series" shall mean each outstanding Series for which the commencement date of the Controlled Accumulation Period may not be changed at the option of the Servicer.

"Group Available Principal Amount" shall mean, with respect to each Distribution Date, (i) the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller pursuant to Section 8(j)(2)

 or any similar provisions for other Series in the same Group as the Series established hereby minus (ii) (x) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(f)(2)(C) with respect to any series in the Group to which the Series established hereby is a member from any Series that has a controlled amortization period or controlled accumulation period, as applicable, beginning before the latest Class Expected Final Payment Date for the Series established hereby, (y) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(g)(2)(E) with respect to any Series in the Group to which the Series established hereby is a member from any Series that has a controlled amortization period or controlled accumulation period, as applicable, ending before the latest Class Expected Final Payment Date for the Series established hereby and (z) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(h)(2)(D).

"Group Excess Funding Amount" shall mean an amount equal to the product of (i) the Aggregate Excess Funding Amount and (ii) a fraction (a) the numerator of which is the sum of the numerators used in calculating the class percentage with respect to the principal collections for all Classes of all Series (including the Classes of the Series established hereby) in the Group to which the Series established hereby belongs and (b) the denominator of which is the sum of the numerators used in calculating the Class Percentage with respect to the principal collections for all Classes (including the Classes of the Series established hereby) of all outstanding Series.

"Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 7(b).

"Group Pre-Funding Reallocation Account," if applicable, shall have the meaning specified in Section 7(b).

"Group Principal Collections Reallocation Account" shall have the meaning specified in Section 7(b).

"Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

"Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

"Interest Rate Swap," if applicable, shall mean each interest rate swap agreement between the Trustee and the Counterparty for the benefit of the Investor Certificateholders and any replacement or successor interest rate swap agreement.

"Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Pre-Funding Account (if applicable), the Pre-Funding Special Reserve Account (if applicable), the Series Distribution Account, the

 Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Pre-Funding Reallocation Account.

"Investor Charge-Off Loss" with respect to each Class shall mean the amount determined pursuant to Section 11(d).

"Investor Loss" with respect to each Class, shall mean the Investor Charge-Off Loss and, in the event the Receivables are sold pursuant to Section 12.01(b) or 12.02(c) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the net proceeds of such sale payable to such Class.

"Investor Servicing Fee" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Investor Servicing Fee Percentage and (ii) the Series Investor Interest minus the Supplemental Cash allocable to such Series on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest less the Series Pre-Funding Amount, if any).

"Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

"LIBOR" if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars for a period corresponding to the applicable LIBOR Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by four major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period equal to the relevant LIBOR Accrual Period commencing on that day. The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period commencing on that day. If the Trustee is unable to obtain the requested quotations, LIBOR will be the rate determined on the prior LIBOR Determination Date.

"LIBOR Accrual Period" shall mean, with respect to a Funding Tranche (as defined in the Certificate Purchase Agreement) that bears interest at a rate determined by reference to the LIBO Rate (as defined in the Certificate Purchase Agreement), the related Tranche Period (as defined in the Certificate Purchase Agreement).

"LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday or a day on which banking institutions in the City of London, England, in Chicago, Illinois and in New York, New York are not required or authorized by law to be closed.

"LIBOR Determination Date", if applicable, shall have the meaning set forth in the Series Term Sheet.

"Limited Amortization Amount" shall mean: (i) for any Voluntary Limited Amortization Date, the amount specified by the Seller in the notice delivered pursuant to Section 21(c)(i); and (ii) for any Distribution Date in a Mandatory Limited Amortization Period, an amount equal to the sum of (a) the portion of the Class A Invested Amount held by the related Non-Renewing Ownership Group(s) at the beginning of the Mandatory Limited Amortization Period divided by 24 and (b) any Limited Amortization Amount Shortfall for the prior Distribution Date.

"Limited Amortization Amount Shortfall" with respect to each Distribution Date in a Mandatory Limited Amortization Period shall mean the excess, if any, of the Limited Amortization Amount for that Distribution Date over the amount deposited into the Series Distribution Account to cover that Limited Amortization Amount pursuant to Section 8(f)(2)(A) on that Distribution Date. The Limited Amortization Amount Shortfall for each such Mandatory Limited Amortization Period initially shall be zero.

"Limited Amortization Date" shall mean: (i) any Voluntary Limited Amortization Date specified by the Seller in the notice delivered pursuant to Section 21(c)(i) for payment of the Limited Amortization Amount; and (ii) for any Mandatory Limited Amortization Period, each Distribution Date relating to a Due Period that commences during that Mandatory Limited Amortization Period.

"Mandatory Limited Amortization Period" shall mean each period that the Seller is required to commence pursuant to Section 21(c)(ii) for the benefit of one or more Non-Renewing Purchasers, which shall commence on the date specified pursuant to Section 21(c)(ii) and end upon the earliest to occur of (x) the payment in full of the related Limited Amortization Amount, (y) the Rapid Amortization Commencement Date and (z) the Series Termination Date.

"Maximum Class A Invested Amount" shall have the meaning specified in the Certificate Purchase Agreement.

"Minimum Receivables Trigger" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the Distribution Date during the Controlled Amortization Period or the Controlled Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which a Rapid Amortization Event with respect to the Series established hereby occurs; or (c) a date selected by the Servicer, if any, provided that the Servicer provides notification of such date to the Seller, the Trustee, and the Rating Agencies no later than two Business Days prior to such selected date.

"Minimum Seller Interest," for any day or Distribution Date shall mean an amount equal to the positive difference, if any, between (i) the Minimum Principal Receivables Balance and (ii) (A) the Aggregate Investor Interest minus (B) the sum of (x) the series pre-funding amounts, if any, for all outstanding series, (y) the Excess Funding Amount (General) and (z) the Excess Funding Amount (SRC), for such day or Distribution Date.

"Net Adjusted Yield" shall mean, with respect to any Distribution Date, the average of the percentages obtained for each of the three preceding Due Periods by subtracting the Base Rate from the Net Yield for such Due Period.

"Net Yield" shall mean, with respect to any Due Period (or any Distribution Date), the annualized percentage equivalent of a fraction (a) the numerator of which is the sum of the (i) Series Finance Charge Collections, (ii) Series Additional Allocable Amounts (other than Class Coupon Cap Payments, if any), (iii) finance charge collections and additional allocable amounts, if any, reallocated to the Series established hereby pursuant to Section 8(d) minus (iv) the Series Investor Charged-Off Amount, and (b) the denominator of which is the Daily Average Series Invested Amount for that Due Period (or the related Due Period).

"Non-Renewing Purchaser" shall have the meaning specified in the Certificate Purchase Agreement.

"Ownership Group" shall have the meaning specified in the Certificate Purchase Agreement.

"Paired Series," if applicable, shall have the meaning set forth in Section 23.

"Pre-Funding Covered Amount," if applicable, with respect to the Pre-Funding Period will be equal to (A) if the Investor Certificates are fixed rate certificates, one-twelfth of the product of (i) the Class Weighted Average Certificate Rate and (ii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date or (B) if the Investor Certificates are floating rate certificates, the product of (i) a fraction, the numerator of which is the actual number of days in the interest period and the denominator of which is 360, (ii) the Class Weighted Average Certificate Rate and (iii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date.

"Pre-Funding Period," if applicable, shall have the meaning set forth in Section 7(f)(3).

"Pre-Funding Special Reserve Account," if applicable, shall have the meaning set forth in Section 7(f)(1).

"Pre-Funding Special Reserve Amount," if applicable, for any Distribution Date shall mean the amount on deposit in the Pre-Funding Special Reserve Account for such Distribution Date.

"Pre-Funding Special Reserve Amount Shortfall," if applicable, shall mean the positive difference, if any between the Pre-Funding Special Reserve Required Amount and the Pre-Funding Special Reserve Amount.

"Pre-Funding Special Reserve Required Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

"Principal Payment Date," if applicable, shall mean each date designated as such in the Series Term Sheet.

"Purchase Expiration Date" shall have the meaning specified in the Certificate Purchase Agreement.

"Purchased Class" shall have the meaning specified in Section 22.

"Rapid Amortization Commencement Date" shall mean the earlier of the date on which a Rapid Amortization Event is deemed to occur pursuant to Section 9.01 of the Pooling and Servicing Agreement or pursuant to Section 17 hereof.

"Rapid Amortization Event" shall mean any event specified in Section 9.01 of the Pooling and Servicing Agreement or in Section 17 hereof.

"Rapid Amortization Period" shall mean the period from, and including, the Rapid Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby or (ii) the Series Termination Date. The first Distribution Date of the Rapid Amortization Period shall be the Distribution Date in the calendar month following the Rapid Amortization Commencement Date.

"Rating Agency" shall mean Moody's or Standard & Poor's. "Rating Agencies" shall mean both Moody's and Standard & Poor's.

"Reallocated Principal Amounts" shall mean funds deposited to the Series Distribution Account, the Group Principal Collections Reallocation Account or the Series Principal Collections Account pursuant to Section 10(a).

"Required Class C Factor" shall mean a fraction the numerator of which is 14.75 and the denominator of which is 85.25.

"Required Class C Invested Amount" shall mean, at any time, the greater of (i) the product of the Required Class C Factor and the Class A Invested Amount, (ii) during the Revolving Period, $15,000,000 and (iii) during the Controlled Amortization Period or a Rapid Amortization Period, a minimum amount which shall equal 3% of the Series Invested Amount at the end of the Revolving Period; provided, however, that the Required Class C Invested Amount shall in no event exceed the Class A Invested Amount.

"Required Daily Deposit" shall equal zero.

"Revolving Period" shall have the meaning set forth in the Series Term Sheet.

"Seller Interest Principal" shall mean the amount deposited into the Collections Account pursuant to Section 4.03(c) of the Pooling and Servicing Agreement.

"Seller-Owned Class" shall mean any Class, all of the Investor Certificates of which are owned by the Seller.

"Seller-Owned Class Purchase Date" shall have the meaning set forth in Section 22.

"Seller Retained Class," for each Series issued prior to Series 2000-2, shall have the meaning specified in the Series Supplement for that Series.

"Series Additional Allocable Amounts," if any, shall mean, for any Distribution Date, the sum of the (i) Series Yield Collections, (ii) Series Investment Income, (iii) Class Coupon Cap Payment, if any, (iv) Series Additional Funds, (v) amounts withdrawn from the Pre-Funding Special Reserve Account pursuant to Sections 7(f)(3) and 7(f)(4), (vi) the sum of the Swap Counterparty Payments, if any, and (vii) amounts withdrawn from the Series Reserve Account pursuant to Section 7(g)(3), if any.

"Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

"Series Aggregate Excess Funding Amount" shall mean an amount equal to the lesser of (x) (i) a fraction (a) the numerator of which is the Series Investor Interest and (b) the denominator of which is the sum of the Series Investor Interests for all outstanding Series in the Group to which the Series established hereby is a member multiplied by (ii) the Group Excess Funding Amount and (y) (i) a fraction (a) the numerator of which is the Series Investor Interest and (b) the denominator of which is the sum of the Series Investor Interests for all outstanding Series minus the sum of the Class Investor Interest for all Seller Retained Classes for all outstanding Series multiplied by (ii) the Excess Funding Amount (General).

"Series Allocable Investment Amount" shall mean, with respect to any Distribution Date, the sum of (i) the product of (a) the investment income on funds on deposit in the Collections Account for the related Due Period and (b) a fraction the numerator of which is the sum of the numerators for all Classes in this Series used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all Classes of all outstanding Series and (ii) the product of (x) the investment income on funds on deposit in the Group Collections Account for the Group to which the Series established hereby is a member for the related Due Period and (y) a fraction the numerator of which is the sum of the numerators for all Classes in the Series established hereby used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all Classes of all Series in the Group to which the Series established hereby is a member.

"Series Available Principal Amount" shall mean, for any Distribution Date, for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Amortization Period or Controlled Accumulation Period, as applicable, an amount calculated as follows: For each such Series, seriatim, beginning with the Series with the largest series investor interest as of such Distribution Date (and if more than one Series has the same series investor interest on such Distribution Date, beginning with whichever of such Series has the longest time remaining in its controlled amortization period or controlled accumulation period, as applicable (assuming that no rapid amortization event occurs with respect to such series)), an amount equal to (x) the Group Available Principal Amount less (y) the difference between the series required principal amount and the amount of such Series'

 controlled amortization amount or controlled accumulation amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Section 8(g)(3) or equivalent sections, but excluding any portion of such amount that was funded by amounts withdrawn from the Collections Account pursuant to Section 8(g)(5) or equivalent sections). For purposes of calculating the series available principal amount for each other such series, the Group Available Principal Amount shall be reduced by the amount calculated in clause (y) above for each prior series for which the Series Available Principal Amount was calculated.

"Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

"Series Collections Account" shall have the meaning specified in Section 7(a).

"Series Cut-Off Date" shall mean the last day of the Due Period occurring in the month specified in the Series Term Sheet.

"Series Distribution Account" shall have the meaning specified in Section 7(a).

"Series Excess Servicing," for any Distribution Date, shall have the meaning set forth in Section 8(b)(12) for such Distribution Date.

"Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Finance Charge Collections for each Class of such Series for such day or for the related Due Period, as applicable.

"Series Initial Investor Interest" shall mean an amount equal to the sum of the Class Initial Investor Interests for all Classes of the Series established hereby.

"Series Initial Pre-Funding Amount," if applicable, shall mean the amount specified in the Series Term Sheet.

"Series Interest Funding Account" shall have the meaning specified in Section 7(d).

"Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

"Series Investment Income" with respect to any Distribution Date, shall mean the sum of (a) the income from the investment of funds on deposit in (i) the Series Principal Funding Account, (ii) the Series Interest Funding Account, (iii) the Pre-Funding Special Reserve Account, if any, and (iv) the Series Pre-Funding Account, if any, (b) the income from the investment of funds with respect to the Series Aggregate Excess Funding Amount and (c) the Series Allocable Investment Amount.

"Series Investor Charged-Off Amount" shall mean an amount equal to the sum of the Class Investor Charged-Off Amounts for all Classes of the Series established hereby.

"Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

"Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any Determination Date, the greater of (i) the Series Investor Interest minus Supplemental Cash on such Determination Date, divided by .909, or (ii) if a Minimum Receivables Trigger has occurred, the Series Investor Interest as of the first day of the Due Period prior to the occurrence of the Minimum Receivables Trigger minus the following:

(a) Supplemental Cash as of the first day of the Due Period prior to the occurrence of the Minimum Receivables Trigger; and

(b) the series investor interest (less supplemental cash) of any new Series issued after the date of such Minimum Receivables Trigger in the Group to which the Series established hereby belongs; provided that the controlled accumulation period or controlled amortization period, as applicable, for such new Series commences after the latest Class Expected Final Payment Date for any Class of the Series established hereby. The series investor interest for a new Series used in this clause (b) shall be as adjusted to deduct any portion of such series investor interest used, in the discretion of the Servicer, to determine the series minimum principal receivables balance for any other Series in the Group to which the Series established hereby belongs.

The Seller may, upon 30 days' prior notice to the Trustee and the Rating Agencies reduce the Series Minimum Principal Receivables Balance by increasing the divisor set forth above, subject to the condition that the Seller shall have been notified by the Rating Agencies that such reduction would not result in a Ratings Event for any Series then outstanding; and provided, further, that the divisor used in the calculation of Series Minimum Principal Receivables Balance may not be increased to more than .980.

"Series Monthly Servicing Fee" shall mean, with respect to any Distribution Date, the sum of the Class Monthly Servicing Fees for each Class of the Series established hereby on such Distribution Date.

"Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date.

"Series Pre-Funding Account" shall have the meaning specified in Section 7(e).

"Series Pre-Funding Amount," if applicable, for any Distribution Date shall mean the principal amount on deposit in the Series Pre-Funding Account for such Distribution Date.

"Series Pre-Funding Deadline," if applicable, shall mean the date set forth in the Series Term Sheet.

"Series Principal Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Principal Collections for each Class of the Series established hereby for such day or for the related Due Period, as applicable.

"Series Principal Collections Account" shall have the meaning specified in Section 7(a).

"Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 7(c). Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of (i) the Class A Certificateholders for the period up to and including the earlier of the (a) Class A Expected Final Payment Date or (b) the date on which the Class A Invested Amount is paid in full, (ii) the Class B Certificateholders for the period beginning immediately after the date specified in subsection (i) and ending on the earlier of (a) the Class B Expected Final Payment Date and (b) the date the Class B Invested Amount is paid in full and (iii) the Class C Certificateholders for the period beginning immediately after the date specified in subsection (ii) and ending on the earlier of (a) the Class C Expected Final Payment Date and (b) the date on which the Class C Invested Amount is paid in full. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 7(c) unless the context clearly requires otherwise.

"Series Required Principal Amount" shall mean, with respect to each Distribution Date, with respect to each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its controlled amortization period or controlled accumulation period, as applicable, the product of (x) 1.20 and (y) the Class Controlled Amortization Amount or the Class Controlled Accumulation Amount, as applicable, for such series for each such Distribution Date.

"Series Reserve Account," if applicable, shall have the meaning specified in Section 7(g)(1).

"Series Reserve Fund Monthly Deposit Amount," if applicable, shall be the amount to be deposited into the Series Reserve Account on a specified Distribution Date in accordance with Section 7(g)(2).

"Series Reserve Fund Available Amount," if applicable, shall have the meaning specified in Section 7(g)(2).

"Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

"Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

"Series Yield Collections" shall mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

"Series Yield Factor" shall mean the number identified as such in the Series Term Sheet, as such number may be changed from time to time pursuant to Section 20.

"Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period, including the Distribution Dates with respect to each Class Expected Final Payment Date, and all Distribution Dates after any Class Expected Final Payment Date (in either the Controlled Accumulation Period or the Rapid Amortization Period) if the Class Invested Amount has not been reduced to zero on or before such Class Expected Final Payment Date.

"Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

"Subordinate Class or Classes" shall mean, with respect to any Class or Classes, the Class or Classes, if any, identified by the letter or letters of the alphabet succeeding the letter designating such Class or Classes (e.g., the Subordinate Classes with respect to Class A are Class B and Class C).

"Subordinate Series" shall mean any Series that is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

"Substitute Index," if applicable, shall have the meaning specified in Section 13.

"Substitute Index Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

"Supplemental Cash" for any Distribution Date shall mean an amount equal to the sum of the Series Pre-Funding Amount and the Series Aggregate Excess Funding Amount for such Distribution Date. For purposes of this Series Supplement, allocations of Supplemental Cash for any Class shall be made according to the following calculation: the product of (a) the Supplemental Cash and (b) a fraction the numerator of which is the Class Investor Interest for such Class and the denominator of which is the Series Investor Interest.

"Swap Counterparty Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

"Swap Date," if applicable, shall mean, with respect to any Interest Rate Swap, the date on which such Interest Rate Swap becomes effective.

"Swap Notional Amount," if applicable, with respect to any Interest Rate Swap, shall mean the notional amount specified in such Interest Rate Swaps, provided, however, that the sum of the Swap Notional Amounts for all Interest Rate Swaps on any Distribution Date shall not exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such Distribution Date.

"Swap Rate," if applicable, with respect to any Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

"Swap Trust Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

"Telerate Page 3750," if applicable, shall mean the display page so designated on Moneyline (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

"Variable Accumulation Series" shall mean each outstanding Series that is not a Fixed Accumulation Series.

"Variable Funding Certificates" shall mean any Investor Certificates the Holders of which have agreed to fund additional Class Initial Investor Interests and accept principal payments from time to time during the revolving period for the Series of which those Variable Funding Certificates are a part. The Class A Investor Certificates and Class C Investor Certificates issued and authenticated pursuant to this Series Supplement are Variable Funding Certificates.

"Voluntary Limited Amortization Date" shall have the meaning specified in Section 21(c)(i).

(c) The Trust's Series 2001-3 and all Series issued prior to Series 2001-3 were issued pursuant to Series Supplements that differ significantly from this Series Supplement in the text of Sections 8 through 11. With limited exceptions, the differences between the text of Sections 8 through 11 in those prior Series Supplements and the text of those Sections in this Series Supplement were meant to improve ease of reference and were not meant to change the order of applications of funds. The exceptions include changes relating to the variable funding nature of Series 2002-VFC. The Servicer maintains a record of the correspondence between specific subsections of Sections 8 through 11 in those prior Series Supplements and their successor parallel provisions in this Series Supplement and shall provide a copy thereof to the Trustee or the Administrative Agent promptly upon request. Whenever any portion of this Series Supplement makes reference to "similar Sections in other Series Supplements" (or similar expressions), the parties intend that reference, as applied to those prior Series Supplements, to refer to the Sections or subsections in those prior Series Supplements that are identified in the Servicer's records as corresponding to such portion of this Series Supplement.

SECTION 2. Subordination.

(a) Subordination of Certain Classes.

(i) The Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Sections 8, 10 and 11, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

(ii) The Holders of each Class C Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates and the Class B Investor Certificates, to the extent and in the manner set forth in Section 8, 10 and 11, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

(b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Seller shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.

SECTION 3. Representations and Warranties of the Seller. The representations and warranties of the Seller contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. The Seller also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Seller, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of the Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

SECTION 4. Representations and Warranties of the Servicer. The representations and warranties of the Servicer contained in Section 3.03 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Servicer, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of the Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

SECTION 5. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.15 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

SECTION 6. Authentication of Certificates. Pursuant to the request of the Seller, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Seller pursuant to Section 6.05 of the Pooling and Servicing Agreement. The Class A Investor Certificate for each Ownership Group shall initially be registered in the name of the Conduit Managing Agent in that Ownership Group or such other Person as the Conduit Managing Agent shall designate.

SECTION 7. Establishment and Administration of Investor Accounts.

(a) The Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish or maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution (the "Series Distribution Account," the "Series Collections Account" and the "Series Principal Collections Account"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

(b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution, for the Group to which the Series established hereby belongs (the "Group Finance Charge Collections Reallocation Account," the "Group Principal Collections Reallocation Account" and the "Group Pre-Funding Reallocation Account," if applicable, collectively, the "Reallocation Accounts"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Reallocation Accounts and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the

 Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Reallocation Accounts for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in each of the Reallocation Accounts.

(c) The Series Principal Funding Account.

(1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Principal Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

(2) On or before each Distribution Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period, if any, a withdrawal will be made from the Series Principal Funding Account in an amount equal to the income from the investment of funds on deposit in the Series Principal Funding Account. Such amount withdrawn shall be deposited into the Series Collections Account and shall be treated as a "Series Additional Allocable Amount."

(d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

(e) The Series Pre-Funding Account. If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Pre-Funding Account and in all proceeds thereof. The Series Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Pre-Funding Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Pre-Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Pre-Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Pre-Funding Account. On the Series Closing Date, the Seller shall cause to be deposited into the Series Pre-Funding Account an amount equal to the Series Initial Pre-Funding Amount. In connection with such Series Initial Pre-Funding Amount, and on or before the Series Closing Date, the Servicer shall deliver to the Trustee, the Seller and the Rating Agencies, a certificate of an officer of the Servicer stating the size of such Series Pre-Funding Amount, and certifying that the Servicer reasonably believes that the establishment and funding of the Series Pre-Funding Amount will not result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding. On each Business Day prior to the Series Pre-Funding Deadline, the Servicer shall instruct the Trustee to withdraw funds from the Series Pre-Funding Account and pay those funds to the Seller to the extent that after such withdrawal and payment the amount of Principal Receivables will not be less than the Minimum Principal Receivables Balance, or if the Seller so instructs the Servicer, the withdrawal and payment may be of a lesser amount. In addition, on or before the first Distribution Date following a Series Pre-Funding Deadline, the Servicer shall direct the Trustee to transfer all amounts on deposit in the Series Pre-Funding Account into the Series Distribution Account, and Trustee shall make such transfer.

(f) The Pre-Funding Special Reserve Account.

(1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Pre-Funding Special Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Special Reserve Account and in all proceeds thereof. The Pre-Funding Special Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the

 Pre-Funding Special Reserve Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Pre-Funding Special Reserve Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Pre-Funding Special Reserve Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Pre-Funding Special Reserve Account.

(2) Upon the earlier to occur of (i) the Series Termination Date or (ii) the day on which the amount on deposit in the Series Pre-Funding Account is reduced to zero, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Investor Certificateholders that are payable from the Pre-Funding Special Reserve Account as provided herein, shall withdraw from the Pre-Funding Special Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the Pre-Funding Special Reserve Account and the Pre-Funding Special Reserve Account shall have terminated for purposes of this Series Supplement.

(3) On or before each Distribution Date with respect to the period between the Series Closing Date and date that occurs upon the earlier of (i) the Series Pre-Funding Deadline and (ii) the date upon which there are no longer funds on deposit in the Series Pre-Funding Account (the "Pre-Funding Period"), a withdrawal will be made from the Pre-Funding Special Reserve Account in an amount equal to the lesser of (a) the amount on deposit in the Pre-Funding Special Reserve Account with respect to such Distribution Date and (b) the excess, if any, of the Pre-Funding Covered Amount with respect to such Distribution Date over the amount of investment earnings on the amount on deposit in the Series Pre-Funding Account with respect to such Distribution Date. Such amount shall be treated as a "Series Additional Allocable Amount."

(4) On or before the first Distribution Date following a Series Pre-Funding Deadline, an amount equal to the Pre-Funding Special Reserve Amount shall be withdrawn from the Pre-Funding Special Reserve Account and shall be deposited into the Series Collections Account as a "Series Additional Allocable Amount."

(5) On or before the first Distribution Date relating to the Rapid Amortization Period, an amount equal to the Pre-Funding Special Reserve Amount shall be withdrawn from the Pre-Funding Special Reserve Account and shall be deposited into the Series Collections Account and treated as a part of "Series Finance Charge Collections."

(g) The Series Reserve Account.
(1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, may establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Reserve Account and in all proceeds thereof. The Series Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Reserve Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Reserve Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Reserve Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Reserve Account.

(2) On or before the last day of any Due Period during the Revolving Period or, if applicable, the Accumulation Period, the Servicer may designate an amount (the "Series Reserve Fund Monthly Deposit Amount") to be deposited into the Series Reserve Account on the Distribution Date relating to that Due Period for the benefit of the Certificateholders of this Series in accordance with the provisions of Section 8. The total amount on deposit in the Series Reserve Account shall be referred to as the "Series Reserve Fund Available Amount."

(3) On or before each Distribution Date on which the Series Reserve Fund Available Amount is greater than zero, the Servicer shall direct the Trustee to make a withdrawal from the Series Reserve Account and deposit it into the Series Collections Account in an amount equal to the lesser of (a) the Series Reserve Fund Available Amount with respect to such Distribution Date and (b) an amount equal to the sum of the Class A Investment Shortfall and the Class B Investment Shortfall, for such Distribution Date. Such amount shall be treated as a "Series Additional Allocable Amount."

(4) Upon the earliest to occur of (i) the Class B Expected Final Payment Date; (ii) payment of all amounts on deposit in the Series Principal Funding Account on the first Distribution Date of the Rapid Amortization Period, or (iii) delivery by the Servicer of a certificate to the effect that the Servicer reasonably believes that the Trust will have sufficient available assets to pay all Class A Certificate Interest and Class B Certificate Interest and to reimburse all Class A Investor Charged-Off Amounts and Class B Investor Charged-Off Amounts on each subsequent Distribution Date without any draws on the Series Reserve Account, the Servicer may direct the Trustee to withdraw from the Series Reserve Account and pay to or at the direction of the Seller, all amounts on deposit in the Series Reserve Account.

(h) Transfer of Investor Accounts. If, at any time any of the Investor Accounts established in Sections 7(a) - 7(g) shall be located at an institution that fails to meet the qualification requirements for an Eligible Institution or a Qualified Trust Institution, as applicable, the Trustee shall move or cause to be moved such Investor Account to an institution meeting the requisite qualifications requirements within ten Business Days of the date the Trustee becomes aware of such lack of qualification.

SECTION 8. Allocations of Collections.

(a) Deposits into the Series Collections Account. On or before each Distribution Date, the Servicer shall direct the Trustee to: (i) withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections to the extent such Collections have not previously been deposited to the Series Distribution Account as Limited Amortization Amounts on any day prior to such Distribution Date during the calendar month in which such Distribution Date occurs; (ii) withdraw from the Excess Funding Account (General) and deposit into the Series Collections Account an amount equal to the sum of the Class B Excess Funding Amount and the Class C Excess Funding Amount, each for the related Due Period; and (iii) deposit the Series Additional Allocable Amounts, if any, which have not previously been deposited into the Series Collections Account.

(b) Series Finance Charge Collections and Series Additional Allocable Amounts. On or before each Distribution Date, the Servicer shall direct the Trustee that funds on deposit in the Series Collections Account in an amount equal to the sum of Series Finance Charge Collections and Series Additional Allocable Amounts be paid or deposited, and the Trustee shall apply such funds in the following amounts, in each case to the extent such funds are available after prior applications and in the order of priority specified, to the account or Person indicated below:

(1) Class A Monthly Interest. An amount equal to the Class A Modified Required Amount shall be deposited into the Series Distribution Account.

(2) Class B Monthly Interest. An amount equal to the Class B Modified Required Amount shall be deposited into the Series Distribution Account.

(3) Swap Trust Payments or Class Coupon Floor Payments. An amount equal to the sum of the Swap Trust Payments or Class Coupon Floor Payments, as applicable, shall be deposited into the Series Distribution Account.

(4) Class C Monthly Interest. An amount equal to the Class C Modified Required Amount, if any, shall be deposited into the Series Distribution Account.

(5) Series Monthly Servicing Fee. An amount equal to the sum of the Series Monthly Servicing Fee plus all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date shall be deposited into the Series Distribution Account.

(6) Class A Cumulative Investor Charged-Off Amounts. An amount equal to the Class A Cumulative Investor Charged-Off Amount shall be deposited (a) during the Revolving Period, into the Group Principal Collections Reallocation Account and (b) during the Controlled Accumulation Period or Controlled Amortization Period (as applicable) or the Rapid Amortization Period, into the Series Principal Collections Account.

(7) Class B Cumulative Investor Charged-Off Amounts. An amount equal to the Class B Cumulative Investor Charged-Off Amount shall be deposited (a) during the Revolving Period, into the Group Principal

 Collections Reallocation Account and (b) during the Controlled Accumulation Period or Controlled Amortization Period (as applicable) or the Rapid Amortization Period, into the Series Principal Collections Account.

(8) Class C Cumulative Investor Charged-Off Amounts. An amount equal to the Class C Cumulative Investor Charged-Off Amount shall be deposited (a) during the Revolving Period, into the Group Principal Collections Reallocation Account and (b) during the Controlled Accumulation Period or Controlled Amortization Period (as applicable) or the Rapid Amortization Period, into the Series Principal Collections Account.

(9) Shortfalls in the Pre-Funding Special Reserve Amount. If applicable, an amount equal to the Pre-Funding Special Reserve Amount Shortfall shall be deposited into the Pre-Funding Special Reserve Account.

(10) Class A Additional Amounts. An amount equal to any unpaid Class A Additional Amounts shall be deposited into the Series Distribution Account.

(11) [Reserved]

(12) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

(c) Funds from Subordinate Series. On or before each Distribution Date, the Servicer shall direct the Trustee that funds initially allocated to any Subordinate Series that are available for the following purposes shall be applied towards the applications specified in Sections 8(b)(1), 8(b)(2), 8(b)(4), 8(b)(6), 8(b)(7) and 8(b)(8), in each case to the extent that such applications have not been made in full with Series Finance Charge Collections and Series Additional Allocable Amounts and in each case to the extent such funds initially allocated to any Subordinate Series are available after prior applications and in the order of priority specified in this Section 8(c).

(d) Group Finance Charge Collections Reallocation Account. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds deposited into the Group Finance Charge Collections Reallocation Account on that Distribution Date as follows, and the Trustee shall apply such funds as specified, in each case (x) to the extent such funds are available after prior applications, (y) in the order of priority specified in this Section 8(d) and (z) except in the case of clause (4) below, on a pro rata basis with other Series in the Group to which the Series established hereby belongs:

(1) towards the applications specified in Sections 8(b)(1), 8(b)(2), 8(b)(4), 8(b)(6), 8(b)(7), 8(b)(5), 8(b)(8) and 8(b)(3), to the extent that each such application has not been covered in full with Series Finance Charge Collections, Series Additional Allocable Amounts and funds initially allocated to any Subordinate Series;

(2) during the Revolving Period or the Controlled Accumulation Period (if any), to make a deposit into the Series Reserve Account in amount equal to the Series Reserve Fund Monthly Deposit Amount;

(3) towards the applications specified in Sections 8(b)(10) and 8(b)(11), to the extent that each such application has not been made in full with Series Finance Charge Collections and Series Additional Allocable Amounts; and

(4) to pay to the Seller an amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs.

(e) Rules for Pro Rata Applications from Group Finance Charge Collections Reallocation Account. The requirement in Section 8(d) that the applications specified therein be made on a pro rata basis with other Series in the Group to which the Series established hereby belongs shall be satisfied by applying funds as follows:
(1) No application shall be made to any item specified in Section 8(d) until all prior items specified in Section 8(d) and all items similar to such prior items relating to other series in the Group to which the Series established hereby belongs have been covered in full. For instance, no application will be made under Section 8(d)(1) to cover the amounts specified in Section 8(b)(2) (Class B Modified Required Amounts) until the amount specified in Section 8(b)(1) (Class A Modified Required Amounts ) and all class a modified required amounts for other series in the Group to which the Series established hereby belongs have been covered in full.

(2) If (A) the aggregate uncovered amounts relating to a particular item specified in Section 8(d) and all similar items relating to other series in the Group to which the Series established hereby belongs is less than (B) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to such items pursuant to a comparable clause in any other Series Supplements, then the amounts referred to in clause (A) of this Section 8(e)(2) shall all be covered in full.

(3) If (A) the aggregate uncovered amounts relating to a particular item specified in Section 8(d) and all similar items relating to other series in the Group to which the Series established hereby belongs is greater than (B) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to such items pursuant to a comparable clause in any other Series Supplements, then the portion of the remaining amount on deposit in the Group Finance Charge Collections Reallocation Account that shall be applied to such item specified in Section 8(d) shall equal the product of

(x) a fraction the numerator of which is the uncovered amount of such item specified in Section 8(d) and the denominator of which is the sum of the numerator plus uncovered amounts relating to similar items for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding Section 8(d)) and

(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements.

(4) To avoid doubt, the "items" in Section 8(d) to which this pro rata application rule applies, and the similar items for other Series in the same Group with which each such item is to be covered on a pro rata basis are as follows:

Item in Section 8(d)	Similar items for other Series	Section references
Class A Modified Required Amount	class a modified required amounts	8(d)(1), 8(b)(1)
Class B Modified Required Amount	class b modified required amounts	8(d)(1), 8(b)(2)
Class C Modified Required Amount	class modified required amounts for most senior unrated class in each Series that has any uncovered class modified required amount	8(d)(1), 8(b)(4)
Class A Cumulative Investor Charged-Off Amount	class a cumulative investor charged-off amounts	8(d)(1), 8(b)(6)
Class B Cumulative Investor Charged-Off Amount	class b cumulative investor charged-off amounts	8(d)(1), 8(b)(7)
Series Monthly Servicing Fee	series monthly servicing fees	8(d)(1), 8(b)(5)
Class C Cumulative Investor Charged-Off Amount	class cumulative investor charged-off amounts for most senior unrated class in each Series that has any uncovered class cumulative investor charged-off amount	8(d)(1), 8(b)(8)
Swap Trust Payments or Class Coupon Floor Payments	swap trust payments or class coupon floor payments	8(d)(1), 8(b)(3)
Series Reserve Fund Monthly Deposit	series reserve fund monthly deposits	8(d)(2)
Class A Additional Amounts	class a early termination premiums	8(d)(3), 8(b)(10)
(f) Principal Allocations During the Revolving Period. On or before each Distribution Date relating to the Revolving Period, the Servicer shall direct the Trustee to apply funds as follows, and the Trustee shall apply such funds as specified:
(1) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations of Class B Excess Funding Amounts and Class C Excess Funding Amounts to each Series and all allocations to any other Series that are in their Rapid Amortization Periods, an amount equal to the product of
(A) a fraction, the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests for each outstanding Series plus (y) for each Series issued prior to Series 2001-2 for which Class B was not a Seller Retained Class, the Class B investor interests and

(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account. This provision shall be applied before similar provisions for any previously issued series.

(2) Allocations of Series Principal Collections. Any amounts remaining on deposit in the Series Collections Account (other than Reallocated Principal Amounts) after all of the applications required by Section 8(b) shall be applied in the following amounts, in each case to the extent such funds are available after prior applications and in the order of priority specified:

(A) Limited Amortization Amount during Mandatory Limited Amortization Period. An amount equal to the Limited Amortization Amount with respect to any Mandatory Limited Amortization Period shall be deposited into the Series Distribution Account.

(B) Class C Permitted Controlled Amortization Amount. An amount equal to the Class C Permitted Controlled Amortization Amount shall be deposited into the Series Distribution Account.

(C) Group Principal Collections Reallocation Account. The remaining amount shall be deposited into the Group Principal Collections Reallocation Account.

(3) Allocations from the Series Pre-Funding Account to the Group Pre-Funding Reallocation Account. If applicable, an amount equal to the amount on deposit in the Series Pre-Funding Account shall be withdrawn from the Series Pre-Funding Account and deposited into the Group Pre-Funding Reallocation Account; provided, however, that such amount shall be used only to fund principal shortfalls for other series in their controlled accumulation or controlled amortization periods, as applicable, in the Group to which the Series established hereby belongs.
(g) Principal Allocations During the Controlled Accumulation Period or Controlled Amortization Period, if applicable. On or before each Distribution Date relating to the Controlled Accumulation Period or Controlled Amortization Period, as applicable, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.
(1) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations of Class B Excess Funding Amounts and Class C Excess Funding Amounts to each Series and all allocations to any other Series that are in their Rapid Amortization Period, an amount equal to the product of

(A) a fraction, the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests for each outstanding series plus (y) for each Series issued prior to Series 2001-2 for which Class B was not a Seller Retained Class, the Class B investor interests and

(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account. This provision shall be applied before similar provisions for any previously issued Series.

(2) Allocations of Series Principal Collections. Any amounts remaining on deposit in the Series Collections Account (other than Reallocated Principal Amounts) after all of the applications required by Section 8(b) shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. Also, on any date during the Controlled Accumulation Period, if applicable, on which the Seller receives proceeds from the sale of a new series of Investor Certificates, if the Seller has agreed to deposit all or a portion of the proceeds from such sale into the Series Principal Funding Account, the Seller shall cause the Trustee to so deposit such proceeds. The aggregate amount deposited into the Series Principal Account shall then be applied in the following amounts, in each case to the extent such funds are available after prior applications and in the order of priority specified:

(A) Class A Controlled Accumulation Amount or the Class A Controlled Amortization Amount, as applicable. An amount equal to (i) the Class A Controlled Accumulation Amount minus the amount of proceeds from the sale of a new Series of Investor Certificates deposited into the Series Principal Funding Account pursuant to the lead-in to this Section 8(g)(2) from but excluding the prior Distribution Date to and including the current Distribution Date or (ii) the Class A Controlled Amortization Amount, as applicable, shall be deposited into the Series Principal Funding Account or Series Distribution Account, as applicable.

(B) Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable. If an amount equal to the Class A Invested Amount has been deposited into the Series Principal Funding Account or if the Class A Invested Amount has been paid in full, an amount equal to the Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable, shall be deposited into the Series Principal Funding Account or Series Distribution Account, as applicable.

(C) Class C Permitted Controlled Amortization Amount. An amount equal to the Class C Permitted Controlled Amortization Amount shall be deposited into the Series Distribution Account.

(D) Class C Controlled Amortization Amount. On each Distribution Date after the Distribution Date on which the Class A and Class B Invested Amounts are paid in full, an amount equal to the Class C Controlled Amortization Amount shall be deposited into the Series Distribution Account.

(E) Group Principal Collections Reallocation Account. The remaining amount shall be deposited into the Group Principal Collections Reallocation Account.

(3) Allocations from the Group Principal Collections Reallocation Account. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds deposited into the Group Principal Collections Reallocation Account on that Distribution Date towards the applications specified in Sections 8(g)(2)(A), 8(g)(2)(B) and 8(g)(2)(D), and the Trustee shall apply such funds as specified, in each case (v) to the extent that each such application has not been covered in full with funds deposited in the Series Principal Collections Account, (w) to the extent such funds are available after prior applications, (x) in the order of priority specified in this Section 8(g)(3), (y) on a pro rata basis with other Series in the Group to which the Series established hereby belongs and (z) before applications to any other Series in the Group to which this Series belongs that are in their rapid amortization periods pursuant to clauses comparable to Section 8(h)(3) in the applicable Series Supplements.

(4) Allocations from the Group Pre-Funding Reallocation Account. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds deposited into the Group Pre-Funding Reallocation Account on that Distribution Date towards the applications specified in Sections 8(g)(2)(A), 8(g)(2)(B) and 8(g)(2)(D), and the Trustee shall apply such funds as specified, in each case (w) to the extent that each such application has not been covered in full with funds deposited in the Series Principal Collections Account and the Group Principal Collections Reallocation Account, (x) to the extent such funds are available after prior applications, (y) in the order of priority specified in this Section 8(g)(4) and (z) on a pro rata basis with other Series in the Group to which the Series established hereby belongs.

(5) Allocations from the Collections Account. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds deposited into the Collections Account on that Distribution Date towards the applications specified in Sections 8(g)(2)(A), 8(g)(2)(B) and 8(g)(2)(D), and the Trustee shall apply such funds as specified, in each case (w) to the extent that each such application has not been covered in full with funds deposited in the Series Principal Collections Account, the Group Principal Collections Reallocation Account and the Group Pre-Funding Reallocation Account, (x) to the extent such funds are available after prior applications, (y) in the order of priority specified in this Section 8(g)(5) and (z) on a pro rata basis with other Series in the Group to which the Series established hereby belongs.

(h) Principal Allocations During the Rapid Amortization Period. On or before each Distribution Date relating to the Rapid Amortization Period, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.
(1) Allocations from the Excess Funding Account (General) to the Series Principal Collections Account. An amount equal to the product of

(A) a fraction the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests for all outstanding Series in rapid amortization plus (y) for each Series in rapid amortization issued prior to Series 2000-2 for which Class B was not a Seller Retained Class, the Class B investor interests (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this Section 8(h)(1)) and

(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Series Principal Collections Account.

(2) Other Deposits to and Applications from the Series Principal Collections Account. All amounts on deposit in the Series Principal Funding Account and the Series Pre-Funding Account and any amounts remaining on deposit in the Series Collections Account (other than Reallocated Principal Amounts) after all of the applications required by Section 8(b) shall be deposited into the Series Principal Collections Account. The aggregate amounts deposited into the Series Principal Account shall then be applied in the following amounts, in each case to the extent such funds are available after prior applications and in the order of priority specified:

(A) Class A Rapid Amortization Amount. An amount equal to the Class A Rapid Amortization Amount shall be deposited into the Series Distribution Account.

(B) Class B Rapid Amortization Amount. If the Class A Invested Amount has been paid in full (after giving effect to any distribution to be made on that Distribution Date), an amount equal to the Class B Rapid Amortization Amount shall be deposited into the Series Distribution Account.

(C) Class C Rapid Amortization Amount. If the Class A and Class B Invested Amounts have been paid in full (after giving effect to any distribution to be made on that Distribution Date), an amount equal to the Class C Rapid Amortization Amount shall be deposited into the Series Distribution Account.

(D) Group Principal Collections Reallocation Account. The remaining amount shall be deposited into the Group Principal Collections Reallocation Account.

(3) Allocations from the Group Principal Collections Reallocation Account. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds deposited into the Group Principal Collections Reallocation Account on that Distribution Date towards the applications specified in Sections 8(h)(2)(A), 8(h)(2)(B) and 8(h)(2)(C), and the Trustee shall apply such funds as specified, in each case (v) to the extent that each such application has not been covered in full with funds deposited in the Series

 Principal Collections Account, (w) to the extent such funds are available after prior applications, (x) in the order of priority specified in this Section 8(h)(3), (y) on a pro rata basis with other Series in the Group to which the Series established hereby belongs and (z) after applications to other Series in the Group to which this Series belongs that are in controlled accumulation periods or controlled amortization periods pursuant to clauses comparable to Section 8(g)(3) in the applicable Series Supplements.

(i) Rules for Pro Rata Applications from Group Principal Collections Reallocation Account, Group Pre-Funding Reallocation Account and Collection Account. The requirements in Sections 8(g)(3), 8(g)(4), 8(g)(5) and 8(h)(3) that the applications specified therein be made on a pro rata basis with other Series in the Group to which the Series established hereby belongs shall be satisfied by applying funds as follows:
(1) No application shall be made to any specified item until all prior items and all items similar to such prior items relating to other series in the Group to which the Series established hereby belongs have been covered in full. For instance, no application will be made under Section 8(h)(3) to cover the amounts specified in Section 8(h)(2)(B) (Class B Rapid Amortization Amount) until the amount specified in Section 8(g)(2)(A) (Class A Rapid Amortization Amount) and all class a rapid amortization amounts and all controlled accumulation amounts and controlled amortization amounts for other Series in the Group to which the Series established hereby belongs have been covered in full.

(2) If (A) the aggregate uncovered amounts relating to a particular specified item and all similar items relating to other series in the Group to which the Series established hereby belongs is less than (B) the amount on deposit in the specified account before any withdrawals therefrom with respect to such items pursuant to a comparable clause in any other Series Supplements, then the amounts referred to in clause (A) of this Section 8(i)(2) shall all be covered in full.

(3) If (A) the aggregate uncovered amounts relating to a particular specified item and all similar items relating to other series in the Group to which the Series established hereby belongs is greater than (B) the amount on deposit in the specified account before any withdrawals therefrom with respect to such items pursuant to a comparable clause in any other Series Supplements, then the portion of the remaining amount on deposit in the specified account that shall be applied to such specified item shall equal the product of

(x) a fraction the numerator of which is the uncovered amount of such specified item and the denominator of which is the sum of the numerator plus uncovered amounts relating to similar items for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding the clause where such item appears); provided, however, that, with respect to reallocations from the Group Principal Collections Reallocation Account to cover Class C Controlled Accumulation Amounts or Class C Controlled Amortization Amounts, as applicable, or Class C Rapid Amortization Amounts, if any other series (or multiple other series) shall have more than one unrated class, the uncovered amounts to be used in the denominator for each such other series shall be the uncovered amount for the most senior unrated class for such series for which the class rapid amortization shortfall is greater than zero and

(y) the amount on deposit in the specified account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements.

(4) To avoid doubt, the "items" to which this pro rata application rule applies, and the similar items for other Series in the same Group with which each such item is to be covered on a pro rata basis are as follows:

Specified Item	Similar items for other Series
Class A Controlled Accumulation Amount	class a controlled accumulation amounts and class a controlled amortization amounts
Class A Controlled Amortization Amount	class a controlled accumulation amounts and class a controlled amortization amounts
Class A Rapid Amortization Amount	class a rapid amortization amounts
Class B Controlled Accumulation Amount	class b controlled accumulation amounts and class b controlled amortization amounts
Class B Controlled Amortization Amount	class b controlled accumulation amounts and class b controlled amortization amounts
Class B Rapid Amortization Amount	class b rapid amortization amounts
Class C Controlled Accumulation Amount	class controlled accumulation amounts and class controlled amortization amounts for the most senior unrated Class in each Series that has any such uncovered amount
Class C Controlled Amortization Amount	class controlled accumulation amounts and class controlled amortization amounts controlled amortization amounts for the most senior unrated Class in each Series that has any such uncovered amount
Class C Rapid Amortization Amount	class rapid amortization amounts for the most senior unrated Class in each Series that has any such uncovered amount
(j) Additional Payments to Seller. On or before each Distribution Date, the Servicer shall direct the Trustee that the following amounts be withdrawn from the specified accounts and paid to the Seller, and the Trustee shall do so; provided, however, that, during the Controlled Amortization Period or any Mandatory Limited Amortization Period, before making any payment to the Seller pursuant to this Section 8(j) or any similar section in any other Series Supplement, the Servicer shall direct the Trustee to apply funds available for payment to the Seller under such sections to make additional principal payments on all of the Class A Investor Certificates (in the Controlled Amortization Period) or the Class A Investor Certificates held by the Non-Renewing Purchasers (in a Mandatory Limited Amortization Period) until the Class A Invested Amount (or portion held by the Non-Renewing Purchasers) has been reduced to zero.
(1) Collections Account. All remaining amounts on deposit in the Collections Account relating to the prior Due Period, after all other withdrawals from such Account for any payment of any Class Controlled Amortization Amount or any Class Controlled Accumulation Amount for any Class of any Series in its Controlled Accumulation Period or Controlled Amortization Period, as applicable.

(2) Group Principal Collections Reallocation Account. An amount equal to the lesser of

(A) the positive difference, if any, between the amount of the Seller Interest (determined as described below) and the Minimum Seller Interest and

(B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest shall be deemed to include (i) all amounts on deposit in all Group Principal Collections Reallocation Accounts after giving effect to this Section 8(j)(2) and all provisions similar to this Section 8(j)(2) in other Series Supplements, and (ii) all amounts deposited into the Excess Funding Account (General) or the Excess Funding Account (SRC) on such Distribution Date pursuant to the provisions of any other Series Supplements. This provision shall be applied before similar provisions for any previously issued Series.

(3) Group Pre-Funding Reallocation Account. An amount equal to the lesser of

(A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

(B) the product of (i) any remaining amounts on deposit in the Group Pre-Funding Reallocation Account and (ii) a fraction of the numerator of which is the amount on deposit the Group Pre-Funding Reallocation Account and the denominator of which is the sum of all amounts on deposit in all group pre-funding reallocation accounts (after giving effect to provisions in the applicable Series Supplements substantially similar to Section 8(g)(4), and including the Group Pre-Funding Reallocation Account for the Group of which the Series established hereby is a member).

shall be withdrawn from the Group Pre-Funding Reallocation Account and paid to the Seller. Any remaining amounts on deposit in the Group Pre-Funding Reallocation Account shall be allocated to each Series in the Group based on a fraction, the numerator of which is the amount deposited pursuant to Section 8(f)(3) and the denominator of which is the sum of all such deposits pursuant to similar provisions in the series supplements for the Group to which the Series established hereby belongs. Such amounts reallocated to the Series established hereby pursuant to the prior sentence shall be deposited into the Series Pre-Funding Account.
(k) Limited Amortization Dates. On or before each Voluntary Limited Amortization Date, before making any additional principal payments pursuant to the proviso to the first sentence of Section 8(j) or any payment to the Seller pursuant to Section 8(j)(1) or any similar provision in any other Series Supplement, the Servicer shall direct the Trustee to transfer from the Collections Account to the Series Distribution Account an amount equal to the amount that the Servicer deposited into the Collection Account on account of the related Limited Amortization Amount pursuant to Section 24(e).

SECTION 9. Payments.

(a) Payments to the Investor Certificateholders. On each Distribution Date or, if specifically indicated below, each Limited Amortization Date, after giving effect to deposits and allocations made pursuant to Sections 8, 10 and 11, the Servicer shall direct the Trustee to make the following additional deposits and withdrawals and to cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders as set forth below.

(1) Deposits of the Class A Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of
(A) the Class A Modified Required Amount and

(B) the amount deposited in respect of the Class A Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Sections 8 and 10 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account.

(2) Deposits of the Class B Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of

(A) the Class B Modified Required Amount and

(B) the amount deposited in respect of the Class B Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Sections 8 and 10 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account.

(3) Deposits of the Swap Trust Payments. An amount equal to the lesser of

(A) the sum of the Swap Trust Payments or Class Coupon Floor Payments, as applicable, and

(B) the amount deposited in respect of the Interest Rate Swaps or Class Coupon Floors, as applicable, into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account.

(4) Deposits of the Class C Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of

(A) the Class C Modified Required Amount and

(B) the amount deposited in respect of the Class C Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class C Modified Required Amount and the amount of such deposit shall be the "Class C Monthly Deficiency Amount."

(5) Payment of Series Interest. On each Interest Payment Date and Special Payment Date, the Servicer shall direct the Trustee to withdraw and cause the Paying Agent to pay the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement. Notwithstanding the pro rata payments contemplated by Section 5.01 of the Pooling and Servicing Agreement, the portion of the funds on deposit in the Series Interest Funding Account that shall be payable to each Conduit Managing Agent, for the account of the various members of its Ownership Group as their interests may appear, shall equal the "Certificate Interest" reported by such Conduit Managing Agent for that Distribution Date. If the total amounts payable to all Conduit Managing Agents as described in the preceding sentence is greater than the amount on deposit in the Series Interest Funding Account, then the available funds shall be paid ratably to the Conduit Managing Agents, on the basis of the "Certificate Interest" payable to each (for the account of the related Ownership Group).

(6) Swap Trust Payments. On each Interest Payment Date and each Special Payment Date, the Servicer shall direct the Trustee to withdraw all amounts on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps and to pay such amounts to each Counterparty in accordance with the amount of the Swap Trust Payment payable to each Counterparty; provided, however, that if the amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps is less than the sum of the Swap Trust Payments on such Distribution Date, the Servicer shall direct the Trustee to pay each Counterparty an amount equal to the product of such amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps and a fraction the numerator of which is the Swap Trust Payment due to such Counterparty and the denominator of which is the sum of the Swap Trust Payments due on such Distribution Date.

(7) Payment of Series Monthly Servicing Fee. An amount equal to the lesser of

(A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date and

(B) the amount on deposit in respect of the Series Monthly Servicing Fee in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Servicer.

(8) [Reserved]

(9) Payment of the Class A Additional Amounts. If applicable, an amount equal to the lesser of

(A) any unpaid Class A Additional Amounts, and

(B) the amount on deposit in respect of the unpaid Class A Additional Amounts on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Conduit Managing Agents, based on the Class A Additional Amounts payable to their respective Ownership Groups. If the total amounts payable to all Conduit Managing Agents as described in the preceding sentence is greater than the funds available for this purpose, then the available funds shall be paid ratably to the Conduit Managing Agents, on the basis of the portion of the total Class A Additional Amounts payable to each (for the account of the related Ownership Group).

(10) Payment of the Series Pre-Funding Amount, if applicable. An amount equal to the amount on deposit in respect of the Series Pre-Funding Amount in the Series Distribution Account pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to each Class, seriatim, in accordance with the following calculation: an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the Series Investor Interest and (ii) such amount on deposit.

(11) Payment of Series Principal.

(A) On each Principal Payment Date, an amount equal to the lesser of
(x) the Class Controlled Amortization Amount for such Principal Payment Date, and

(y) the remaining amount on deposit in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and shall be paid to each outstanding Class of Investor Certificateholders, seriatim, beginning with the most senior Class, pursuant to Section 5.01 of the Pooling and Servicing Agreement.
(B) On each Principal Payment Date, an amount equal to the lesser of
(x) the Class C Permitted Controlled Amortization Amount for such Principal Payment Date, and

(y) the remaining amount on deposit in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and shall be paid to the Class C Investor Certificateholders.

(C) On each Special Payment Date, an amount equal to the remaining amount on deposit in the Series Distribution Account or the Series Principal Funding Account, as applicable, as of such Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account or the Series Principal Funding Account, as applicable, and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

(D) On each Class Expected Final Payment Date, an amount equal to the lesser of

(x) the Class Invested Amount and

(y) the amount deposited into the Series Principal Funding Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Principal Funding Account and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

(E) On each Limited Amortization Date, an amount equal to the lesser of

(x) the Limited Amortization Amount and

(y) the amount deposited into the Series Distribution Account on such Limited Amortization Date pursuant to Section 8(k)

shall be withdrawn from the Series Distribution Account and shall be paid to the applicable Conduit Managing Agents pursuant to Section 5.01 of the Pooling and Servicing Agreement.
All amounts set forth in subsections (A), (C) and (D) above shall be paid to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class C Investor Certificateholders until the Class C Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (11) in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in any of the Investor Accounts established for this Series after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Seller.
(b) Payments to the Seller and/or the Servicer. Notwithstanding the other provisions in Section 8 and this Section 9, any amounts payable to the Seller or to the Servicer on any Distribution Date pursuant to Section 8 and this Section 9 may be paid prior to such Distribution Date pursuant to Section 4.03(d) of the Pooling and Servicing Agreement.

SECTION 10. Reallocation of Class B and Class C Principal Amounts..

(a) Principal Reallocations. On or before each Distribution Date, the Servicer shall direct the Trustee to apply funds identified below in this Section 10 on that Distribution Date as follows, and the Trustee shall apply such funds as specified, in each case (x) to the extent such funds are available after prior applications and (y) in the order of priority specified in this Section 10:

(1) Class A Modified Required Amount. To the extent that the Class A Modified Required Amount has not been covered in full with Series Finance Charge Collections, Series Additional Allocable Amounts, funds initially allocated to a Subordinate Series and funds on deposit in the Group Finance Charge Collections Reallocation Account, the following funds in the Series Collections Account shall be applied to cover the shortfall, by depositing such funds (in an aggregate amount equal to the shortfall) into the Series Distribution Account:
(A) funds in an amount equal to the sum of the Class C Excess Funding Amount and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest; and

(B) funds in an amount equal to the sum of the Class B Excess Funding Amount and Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest.

(2) Class B Modified Required Amount. To the extent that the Class B Modified Required Amount has not been covered in full with Series Finance Charge Collections, Series Additional Allocable Amounts, funds initially allocated to a Subordinate Series and funds on deposit in the Group Finance Charge Collections Reallocation Account, the following funds in the Series Collections Account shall be applied to cover the shortfall, by depositing such funds (in an aggregate amount equal to the shortfall) into the Series Distribution Account:
(A) funds in an amount equal to the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest.
(3) Class A Cumulative Investor Charged-Off Amount. To the extent that the Class A Cumulative Investor Charged-Off Amount has not been covered in full with Series Finance Charge Collections, Series Additional Allocable Amounts, funds initially allocated to a Subordinate Series and funds on deposit in the Group Finance Charge Collections Reallocation Account, the following funds in the Series Collections Account shall be applied to cover the shortfall, by depositing such funds (in an aggregate amount equal to the shortfall) (x) during the Revolving Period, into the Group Principal Collections Reallocation Account and (y) during the Controlled Accumulation Period or Controlled Amortization Period (as applicable) or the Rapid Amortization Period, into the Series Principal Collections Account:

(A) funds in an amount equal to the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest; and

(B) funds in an amount equal to the lesser of (i) the amount (if any) by which the remaining uncovered Class A Cumulative Investor Charged-Off Amount exceeds the Class C Investor Interest (calculated after giving effect to any adjustment to the Class C Cumulative Investor Charged-Off Amount in accordance with Sections 8, 10(a)(1), 10(a)(2) and 10(a)(3)(A), but prior to any further adjustment to the Class C Cumulative Investor Charged-Off Amount pursuant to Section 10(a)4 and Section 11) and (ii) the sum of any remaining Class B Excess Funding Amount and any remaining Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest.

(4) Class B Cumulative Investor Charged-Off Amount. To the extent that the Class B Cumulative Investor Charged-Off Amount has not been covered in full with Series Finance Charge Collections, Series Additional Allocable Amounts, funds initially allocated to a Subordinate Series and funds on deposit in the Group Finance Charge Collections Reallocation Account, the following funds in the Series Collections Account shall be applied to cover the shortfall, by depositing such funds (in an aggregate amount equal to the shortfall) (x) during the Revolving Period, into the Group Principal Collections Reallocation Account and (y) during the Controlled Accumulation Period or Controlled Amortization Period (as applicable) or the Rapid Amortization Period, into the Series Principal Collections Account:
(A) funds in an amount equal to the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest.
(b) Effect on Cumulative Investor Charged-Off Amounts. The Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of each deposit made pursuant to Section 10(a)(1)(A), 10(a)(2), 10(a)(3)(A) and 10(a)(4). The Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of each deposit made pursuant to Section 10(a)(1)(B) and 10(a)(3)(B).

SECTION 11. Calculation of Investor Losses.

(a) Initial Calculations. For each Distribution Date, the Servicer shall calculate the Class Investor Charged-Off Amount with respect to each Class, as of the end of the related Due Period, and add such Class Investor Charged Off Amount to the related Class Cumulative Investor Charged-Off Amount. The Class Cumulative Investor Charged-Off Amount for each Class shall then be reduced by the amount of Series Finance Charge Collections, Series Additional Allocable Amounts, funds initially allocated to a Subordinate Series, funds on deposit in the Group Finance Charge Collections Reallocation Account, Class C Excess Funding Amounts and Class C Principal Collections and, for Class A, Class B Excess Funding Amounts and Class B Principal Collections applied to cover such amounts pursuant to Sections 8 and 10. The Class Cumulative Investor Charged-Off Amounts for Class B and Class C shall also be increased to the extent provided in Section 10(b).

(b) Reallocation of Subordinated Investor Interests to Reimburse Class A Cumulative Investor Charged-Off Amount. On each Distribution Date, if the Class A Cumulative Investor Charged-Off Amount is greater than zero after all of the adjustments described in Section 11(a), then:

(1) The remaining Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of
(A) the remaining Class A Cumulative Investor Charged-Off Amount and

(B) the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, and after giving effect to all of the adjustments described in Section 11(a), exceed the Class C Initial Investor Interest.

(2) Any remaining Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of
(A) the remaining Class A Cumulative Investor Charged-Off Amount and

(B) the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, and after giving effect to all of the adjustments described in Section 11(a), exceed the Class B Initial Investor Interest.
(c) Reallocation of the Class C Investor Interest to Reimburse Class B Cumulative Investor Charged-Off Amount. On each Distribution Date, if the Class B Cumulative Investor Charged-Off Amount is greater than zero after all of the adjustments described in Section 11(a), then the Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

(A) the Class B Cumulative Investor Charged-Off Amount and

(B) the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, and after giving effect to all of the adjustments described in Sections 11(a) and 11(b), exceed the Class C Initial Investor Interest.

(d) Investor Charge-Off Losses. On each Distribution Date, after giving effect to all allocations and deposits pursuant to Section 8, the Investor Charge-Off Loss for each Class shall equal the Class Cumulative Investor Charged-Off Amount for that Class, after giving effect to all of the adjustments described in Sections 11(a), 11(b) and 11(c).

SECTION 12. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.02 of the Pooling and Servicing Agreement, the Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of (i) the date on which the Series Investor Interest is reduced to zero or (ii) the Series Termination Date. The Series Monthly Servicing Fee shall be paid to the Servicer on or before each Distribution Date pursuant to Section 8.

SECTION 13. Class Coupon Cap Agreement and Class Coupon Floor Agreement.

(a) The Servicer may obtain Class Coupon Cap Agreements in favor of the Trustee for the benefit of each Class or Subclass that does not have a fixed Certificate Rate or Embedded Coupon Cap. If applicable, each such Class Coupon Cap Agreement shall provide that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with such Class Coupon Cap Agreement) from the Coupon Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate (or such other index as determined by the Servicer, a "Substitute Index"), as applicable, for the related Calculation Period exceeds the Class Coupon Cap for the applicable Class or Subclass. Any Class Coupon Cap Payment shall be made in accordance with Sections 8 and 9.

(b) The Servicer may cause the Trust to sell Class Coupon Floor Agreements concurrently with its acquisition of Class Coupon Cap Agreements and shall apply the proceeds of such sale to the acquisition of such Class Coupon Cap Agreements. The Class Coupon Floor Agreements will require the Trust to make payments to the Coupon Floor Purchaser on an Interest Payment Date if LIBOR, the Commercial Paper Rate or a Substitute Index, as applicable, for the related Calculation Period is less than the Class Coupon Floor for the applicable Class or Subclass. Any Class Coupon Floor Payment shall be made in accordance with Sections 8 and 9.

(c) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under the Class Coupon Cap Agreement and the Class Coupon Floor Agreement and the Servicer accepts such appointment.

(d) The Servicer may at any time direct the Trustee to terminate any Class Coupon Cap Agreement if such termination is permitted at such time under the terms of the applicable Class Coupon Cap Agreement. Any proceeds of such termination or sale shall, at the Servicer's election, either be (i) used to obtain a replacement Class Coupon Cap Agreement or (ii) applied as a Class Coupon Cap Payment in accordance with Section 8.

SECTION 14. Interest Rate Swaps. The Servicer may obtain Interest Rate Swaps in a form approved by the Servicer to be entered into by the Trustee not in its personal capacity but solely for the benefit of the Investor Certificateholders; provided that the sum of the Swap Notional Amounts for such Interest Rate Swaps shall not exceed the Class A and Class B Invested Amount for this Series and the Swap Rate shall not exceed the maximum Swap Rate set forth in the Series Term Sheet. Pursuant to the terms of the Interest Rate Swap, the Trustee is to receive payment from the Swap Counterparty prior to 10:00 a.m. Chicago time on any Distribution Date of the amount of any Swap Counterparty Payment to be paid by the Swap Counterparty on such Distribution Date. If the Trustee does not receive such payment by 10:00 a.m. Chicago time on such Distribution Date, the Trustee shall attempt to determine from the Swap Counterparty the reasons therefore and whether such payment is to be made by the Swap Counterparty on such Distribution Date. If the Interest Rate Swap has not been terminated and the Trustee has not received any Swap Counterparty Payment due on the related Distribution Date prior to 4:00 p.m. Chicago time on such Distribution Date, (i) the Trustee shall notify the Servicer of such fact prior to 4:15 p.m. Chicago time on such Distribution Date, and (ii) the Trustee shall revise the Investors Monthly Certificateholders Statement required by Section 15 hereof to reflect that the Swap Counterparty Payment was not received by the Trustee for such Distribution Date.

SECTION 15. Investor Certificateholders' Monthly Statement. On each Distribution Date, the Paying Agent shall forward to each Certificateholder of the Series established hereby a statement substantially in the form of Exhibit B prepared by the Servicer and executed by the Trustee setting forth the information listed thereon.

SECTION 16. Monthly Servicer Certificate. On or before the second Business Day preceding each Distribution Date, the Servicer shall forward to the Seller, the Trustee and the Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.

SECTION 17. Additional Rapid Amortization Events. If any one of the following events shall occur:

(a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of this Agreement, the Pooling and Servicing Agreement or the Certificate Purchase Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any other material covenants or agreements of the Seller set forth in this Agreement, the Pooling and Servicing

 Agreement or the Certificate Purchase Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Investor Certificateholders evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

(b) any representation or warranty made by the Seller in this Agreement, the Pooling and Servicing Agreement or the Certificate Purchase Agreement or any information contained in Schedule 1 of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or Schedule 1 continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

(c) the Seller shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement and such inability shall continue for five Business Days;

(d) any Servicer Termination Event shall occur that would have a material adverse effect on the Investor Certificateholders;

(e) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

(f) the amount of Principal Receivables in the Trust at the end of any Due Period shall be less than the Minimum Principal Receivables Balance and the Seller shall have failed to assign Principal Receivables in Additional Accounts or Participation Interests to the Trust on behalf of the Seller in at least the amount of such deficiency by the Distribution Date related to the second subsequent Due Period (for purposes of this clause (f) the amount of Principal Receivables in Additional Accounts shall be determined as of the last day of the Due Period preceding the assignment of such Principal Receivables to the Trust); or

(g) there shall have been three Distribution Dates on which the Net Yield is less than the Base Rate since the later of the Series Closing Date or the last Distribution Date on which the Investor Loss for each Class of the Series equaled zero;

then

(x) in the case of any event described in subparagraphs (a), (b) or (d) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Investors Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Series Investor Interest by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Investor Certificateholders) may declare that an amortization event (a "Rapid Amortization Event") has occurred with respect to the Series established hereby as of the date of such notice;

(y) in the case of any event described in subparagraph (c), (e) or (f), a Rapid Amortization Event shall occur with respect to all Series of Investor Certificates, immediately upon the occurrence of such event; and

(z) in the case of any event described in subparagraph (g), a Rapid Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event.

SECTION 18. Purchase of Investor Certificates and Series Termination. The Seller may cancel the Investor Certificates of any Seller-Owned Class of the Series established hereby at any time after the later of the Purchase Expiration Date (as defined in the Certificate Purchase Agreement) and the date on which all amounts payable to the Purchasers (as defined in the Certificate Purchase Agreement) have been paid in full in accordance with the Certificate Purchase Agreement.

SECTION 19. Variable Accumulation Period.

(a) If the Series Term Sheet for the Series established hereby so provides, the Servicer may elect, by written notice to the Trustee, the Seller and the Rating Agencies, to delay the commencement of the Controlled Accumulation Period and, if applicable, to delay or accelerate the accumulation of Class B principal, and extend the length of the Revolving Period, subject to the conditions set forth in this Section 19; provided, however, that the Controlled Accumulation Period shall commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date; and provided, further, that the accumulation of Class B principal shall not commence more than three Distribution Dates prior to the Class B Expected Final Payment Date unless Standard & Poor's has confirmed in writing that it will not lower or withdraw its rating on any Class of any Series then outstanding as a result of such accumulation. Any such election by the Servicer shall be made no later than the last day of the last scheduled Due Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 19); provided, however, that the Servicer may elect to accelerate accumulation of Class B principal at any time, so long as such election is made no later than the last day of the Due Period related to the first Distribution Date on which a Class B principal deposit will be made. The Servicer may make such election only if the following conditions are satisfied: (i) the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the delay in the commencement of the Controlled Accumulation Period and, if applicable, the delay or acceleration of the accumulation of Class B principal, would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date, a copy of which will have been provided to the Rating Agencies; (ii) the amount to be deposited in the Series Principal Funding Account in respect of the Class Controlled Accumulation Amount for each Class on each Distribution Date shall have been specified; and (iii) the sum of the Class Controlled Accumulation Amounts so specified for each Class for each Distribution Date occurring on or prior to the applicable Class Expected Final Payment Date shall equal the applicable Class Initial Investor Interest.

(b) If, on or prior to the date on which the Servicer elects to delay the commencement of the Controlled Accumulation Period and, if applicable, the accumulation of Class B principal, Seller has entered into a commitment to sell a new Series to one or more third parties, the Servicer may consider the issuance of such new Series and the availability of proceeds therefrom in delivering the certificate required pursuant to subsection (a)(i) above; provided, however, that the Servicer shall only consider such commitment in delivering such certificate if the following conditions are satisfied:

(i) the Servicer has no reason to believe that the conditions to issue a new Series set forth in Section 6.07 will not be able to be satisfied at the time such new Series is scheduled to be sold pursuant to the commitment;

(ii) each of the Rating Agencies has confirmed in writing that it will not lower or withdraw its ratings of any Class of Investor Certificates of the Series established hereby if the Servicer relies on such commitment to issue such certificate;

(iii) the commitment requires the applicable third parties to purchase the new Series, or the applicable Investor Certificates thereof, no later than the Class A Expected Final Payment Date, subject to reasonable closing conditions; and

(iv) the Seller has agreed in writing to deposit a specified amount of proceeds from such sale into the Series Principal Funding Account for the Series established hereby on the date such proceeds are received.

(c) If the Servicer has elected to delay the commencement of the Controlled Accumulation Period, or, if applicable, to delay or accelerate the accumulation of Class B principal, the Seller shall not be permitted to require reassignment to it of Receivables from the Trust pursuant to Section 2.09 of the Pooling and Servicing Agreement or to terminate any commitment relied on by the Servicer pursuant to subsection (b) above unless the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the reassignment of the Receivables or termination of such commitment would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date.

SECTION 20. Series Yield Factor. The Series Yield Factor for the Series established hereby initially shall be the Series Yield Factor set forth in the Series Term Sheet. The Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, the Seller, the Third Party Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor; (ii) the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause a Rapid Amortization Event to occur with respect to any Series then outstanding; and (iii) the Rating Agencies shall have advised the Servicer and the Seller that such change in the Series Yield Factor would not cause a Ratings Event. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Servicer. Series Yield Collections, if any, shall be treated as a "Series Additional Allocable Amount."

SECTION 21. Variable Funding Mechanics. The Series 2002-VFC Certificates are a Series of Variable Funding Certificates. Consequently:

(a) During the Revolving Period, the Seller may, in its discretion, but subject to the satisfaction of the conditions precedent specified in the Certificate Purchase Agreement, request the then existing Ownership Groups to purchase increases in the Class A Invested Amount, so long as after giving effect to such increase and any related increase in the Class C Invested Amount (i) the Class A Invested Amount will not exceed the Maximum Class A Invested Amount and (ii) the Minimum Principal Receivables Balance (calculated on the date of such increase, as if such date were a Determination Date) shall not be less than the amount of Principal Receivables in the Trust on the first day of the Due Period during which such increase occurs. Automatically upon the payment to the Seller of the aggregate purchase price for any such increase in accordance with the terms of the Certificate Purchase Agreement, the Class Initial Investor Interest of the Class A Investor Certificates shall increase by the amount of that increase, and the Class C Initial Investor Interest shall increase by the amount necessary so that the Class C Invested Amount will at least equal the Required Class C Invested Amount after giving effect to the increase in the Class A Invested Amount. Any such increase in the Class A Invested Amount shall be allocated among the Class A Investor Certificates of the existing Ownership Groups as specified by the Seller in its request for such increase in accordance with the terms of the Certificate Purchase Agreement. The Servicer shall notify the Trustee of any increase in the Class A Invested Amount and Class C Invested Amount concurrently with its request to the applicable Conduit Managing Agents relating to such increase, which notice shall specify what portions of the increase in the Class A Invested Amount have been allocated to each Ownership Group.

(b) During the Revolving Period, the Seller may, in its discretion, but subject to the terms of the Certificate Purchase Agreement, instruct the Trustee to issue additional investor certificates of Class A (each such additional certificates, the "Additional Certificates") for the Series established hereby in a maximum invested amount and on the date (the "Additional Certificate Date") determined by the Seller. Upon issuance, the Additional Certificates will be identical in all respects (except that the principal amount of such Additional Certificates may be different) to the Investor Certificates currently outstanding and will be equally and ratably entitled to the benefits of this Series Supplement and the Pooling and Servicing Agreement. If such issuance results in an increase in the Class A Invested Amount, then the Class C Initial Investor Interest shall increase by the amount necessary so that the Class C Invested Amount will at least equal the Required Class C Invested Amount after giving effect to the increase in the Class A Invested Amount. No such issuance shall be permitted unless:

(i) On or before the fifth Business Day immediately preceding the date on which the Additional Certificates are to be issued, the Seller shall give notice to the Administrative Agent, the Trustee, the Servicer and the Rating Agencies of such issuance and the date upon which it is to occur; and

(ii) After giving effect to the addition of the Additional Certificates to the Series and any related increase in the Class C Invested Amount, (A) the Class A Invested Amount shall not be greater than the Maximum Class A Invested Amount and (B) the Minimum Principal Receivables Balance (calculated on the date of such addition, as if such date were a Determination Date) shall not be less than the amount of Principal Receivables in the Trust on the first day of the Due Period during which such addition occurs.

(c) The Seller may specify Voluntary Limited Amortization Dates from time to time as specified in clause (i) below, and Mandatory Limited Amortization Periods shall commence automatically as specified in clause (ii):
(i) On any Business Day, the Seller may cause the Servicer to provide notice to the Trustee and the affected Holders at least one Business Day prior to any Business Day on which the Seller wishes to make a principal payment on the Class A Certificates, stating its intention to pay the Class A Invested Amount in full or in part in an amount of not less than $1,000,000 or a higher integral multiple thereof for each Ownership Group as to which an optional amortization is taking place, except that the amount of the payment for any Ownership Group may equal the entire outstanding balance of the related Class A Investor Certificate. Such notice shall state the date or dates (each, a "Voluntary Limited Amortization Date") on which the Seller wishes to make a principal payment on the Class A Certificates, the amount of the payment to be made and the allocation of payment among the various outstanding Ownership Groups. The payment shall be allocated among the various Ownership Groups at the discretion of the Seller, except that during a Rapid Amortization Period any such payment must be allocated on a pro rata basis, determined by the outstanding balances of the various Ownership Groups' Class A Investor Certificates. Accrued interest on the principal that has been repaid and any related Class A Additional Amounts shall be payable on the Distribution Date occurring on such Limited Amortization Date or, if such Limited Amortization Date is not a Distribution Date, on the first Distribution Date following such Limited Amortization Date. Upon any decrease in the Class A Invested Amount pursuant to this clause (i) during the Revolving Period, the Class C Invested Amount shall automatically decrease to the Required Class C Invested Amount.

(ii) If at any time, (A) the Seller has requested an extension of the Purchase Expiration Date, (B) there are one or more Non-Extending Ownership Groups and (C) the Seller has not repaid the outstanding Class A Invested Amount of each Non-Extending Ownership Group prior to the Purchase Expiration Date (without giving effect to the requested extension), then a Mandatory Limited Amortization Period shall automatically commence for each such Non-Extending Ownership Group at the close of business of the Purchase Expiration Date (without giving effect to the requested extension).

SECTION 22. Sale or Transfer of Seller-Owned Classes. On any date that is at least two months prior to the start of the Controlled Accumulation Period or Controlled Amortization Period, as applicable, the Seller may, in its discretion and subject to the terms of this Section 22, sell or transfer any Seller-Owned Class of Investor Certificates (the "Purchased Class") of the Series established hereby (the "Seller-Owned Class Purchase Date"), and increase the Certificate Rate for such Purchased Class in connection with such sale or transfer, upon satisfaction of the following conditions:
(i) On or before the fifth Business Day immediately preceding the Seller-Owned Class Purchase Date, the Seller shall give notice to the Trustee, the Servicer and the Rating Agencies of such sale or transfer, the Seller-Owned Class Purchase Date, and the increase in the Certificate Rate for such Purchased Class, if any;

(ii) On or before the Seller-Owned Class Purchase Date, the Trustee shall have been advised in writing by the Rating Agencies that the sale or transfer of the Purchased Class and the increase in the Certificate Rate for such Purchased Class, if any, will not cause a Ratings Event;

(iii) On or before the Seller-Owned Class Purchase Date, the Seller shall have delivered to the Trustee an Officer's Certificate dated as of the Seller-Owned Class Purchase Date, stating that the Seller reasonably believes that the sale of such Seller-Owned Class will not have a material adverse effect on any other outstanding Class of the Series;

(iv) As of the Seller-Owned Class Purchase Date, the amount of Class Investor Loss for all Classes of this Series shall be zero;

(v) The Holders of the Purchased Class shall have agreed that they shall not be entitled to principal payments with respect to such Purchased Class until the Class Investor Interest for all Classes senior to such Purchased Class have been reduced to zero;

(vi) No Rapid Amortization Event with respect to this Series shall have occurred;

(vii) On or before the Seller-Owned Class Purchase Date, the Seller shall have delivered to the Trustee a Tax Opinion with respect to the Purchased Class.

SECTION 23. Paired Series. If the Series Term Sheet for the Series established hereby so provides, the Seller may issue a subsequent series of investor certificates (the "Paired Series") that is linked with the Series established hereby. Under certain circumstances, a Paired Series may affect the timing and amount of principal collections available for the Series established hereby.

SECTION 24. Monthly Deposit. If at any time the short-term debt rating of Sears is reduced below A-1/P-1 by Standard & Poor's or Moody's, as applicable, or if at any time Sears is not the Servicer, the Servicer shall deposit, with respect to this Series, an amount into the Collections Account equal to the following:

(a) On the third Business Day of each month an amount equal to the sum of the Class Modified Required Amounts for all Classes of this Series for the Distribution Date in the following month; provided that the Class A Modified Required Amount for the Distribution Date in the following month shall be deemed to be the Estimated Modified Required Amount unless the Servicer shall have determined, or shall have received written notice from any Conduit Managing Agent to the effect that, the portion of the Class A Modified Required Amount payable to the related Ownership Group on the related Distribution Date will exceed that Ownership Group's pro rata share of the amount then on deposit with the Trustee in respect of the Class A Modified Required Amount; and provided, further that upon making any such determination or receiving any such notice from a Conduit Managing Agent, the Servicer shall appropriately adjust its estimate of the Class A Modified Required Amount and shall, not later than three Business Days after making such determination or receiving such notice, deposit the positive difference, if any, between the amount so deposited on the third Business Day of the month and the sum of the Class Modified Required Amounts for all Classes for this Series after giving effect to the revised estimate; and provided, further that any Conduit Managing Agent may telephone the Trustee at (312) 827-8570 to verify the amount then on deposit with the Trustee in respect of the Class A Modified Required Amount.

(b) On the third Business Day of each month if such month is in the Controlled Amortization Period, the sum of the Class A Controlled Amortization Amount and the Class B Controlled Amortization Amount for the related Distribution Date;

(c) On the third Business Day of each month if such month is in the Rapid Amortization Period, an amount equal to the lesser of (i) the estimated Series Principal Collections that the Servicer reasonably expects to collect on behalf of the Trust during such month and (ii) the sum of the Class A Investor Interest and the Class B Investor Interest;

(d) On the third Business Day of each month if such month is in a Mandatory Limited Amortization Period, an amount equal to the Limited Amortization Amount for the related Distribution Date; and

(e) On or before each Voluntary Limited Amortization Date, the Limited Amortization Amount for that Voluntary Limited Amortization Date;

provided, however, that, other than with respect to deposits pursuant to clause (e) above, the Servicer shall only be required to deposit such amounts to the extent that it reasonably believes that it will collect an amount equal to such amounts on behalf of the Trust with respect to this Series during such month; provided, further, that the Servicer may require the Trustee to withdraw from the Collections Account and pay to it on the first day of the succeeding month, and the Trustee shall so withdraw and pay, any amount by which the amount so deposited exceeds the sum of Series Finance Charge Collections and Series Principal Collections actually collected by the Servicer on behalf of the Trust during such month; and provided, further, that the Servicer may, instead of depositing the amounts described on the dates specified above, or shall, if the Servicer expects to be unable to deposit amounts described above on the dates specified above, (x) deposit with respect to each Business Day of the month an amount equal to the sum of the Series Finance Charge Collections and Class C Principal Collections actually received on such Business Day, until the amount so deposited equals the amount in clause (a), and (y) if such month is during the Controlled Accumulation Period or the Rapid Amortization Period, deposit with respect to each Business Day of the month an amount equal to the sum of the Class A and Class B Principal Collections, plus Class C Principal Collections in excess of those deposited pursuant to clause (x), actually received on such Business Day, until the amount so deposited equals the amount in clause (b), if such Business Day is during the Controlled Accumulation Period, or until the amount so deposited equals the sum of the Class A Investor Interest and the Class B Investor Interest, if such Business Day is during the Rapid Amortization Period, in each case no later than two Business Days after the Date of Processing of such Collections.

In the event that on any day following the Determination Date with respect to the Interest Accrual Period immediately preceding any Distribution Date, amounts deposited in the Collections Account with respect to clause (a) of this Section exceed the sum of the actual Class Modified Required Amounts for all Classes of this Series, then the Trustee shall, if so instructed in writing by the Servicer, withdraw the amount of such excess from the Collections Account and transfer it to the Servicer.

SECTION 25. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 26. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 27. Book-Entry Certificates. Neither the Class A Certificates nor the Class C Certificate shall be issued as book-entry certificates pursuant to Section 6.02 of the Pooling and Servicing Agreement.

SECTION 28. Governing Law. This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

[FORM OF THE FACE OF THE CLASS A CERTIFICATES]

THIS CLASS A CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE SECURITIES REPRESENTED BY THIS CLASS A CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD UNLESS SUCH TRANSFER OR SALE IS MADE PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE CERTIFICATE PURCHASE AGREEMENT IDENTIFIED IN THE SERIES SUPPLEMENT REFERRED TO HEREIN HAVE BEEN SATISFIED.

NO. [ ]	MAXIMUM INVESTED AMOUNT $__________________

CLASS A MASTER TRUST VARIABLE FUNDING CERTIFICATE, SERIES 2002-VFC
SEARS CREDIT ACCOUNT MASTER TRUST II

SRFG, INC.
SELLER

SEARS, ROEBUCK AND CO.
SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SRFG, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

This certifies that __________________________________ (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, INC., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the

A-1-1

 "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The Bank of New York, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of March 5, 2002 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, SRFG has caused this Class A Certificate to be duly executed and authenticated.

SRFG, INC.

By:______________________

Name:
Title:

A-1-2

[FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]

It is the intent of SRFG and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

This Class A Certificate is one of a series of Certificates entitled "Class A Master Trust Variable Funding Certificates, Series 2002-VFC" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 2002-VFC or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Class C Master Trust Variable Funding Certificates, Series 2002-VFC" (the "Class C Certificates"). The Class A Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates, any interest thereon and any accrued but unpaid Class A Additional Amounts. The "Class A Initial Investor Interest" at any time will equal $250,000,000, plus the aggregate amount of additions to the Class A Initial Investor Interest made pursuant to Section 21(a) of the Series Supplement, plus the aggregate initial outstanding amount of any Additional Class A Investor Certificates authenticated and delivered pursuant to Section 21(b), minus the aggregate face amount of any Class A Investor Certificates cancelled pursuant to Section 6.16 of the Pooling and Servicing Agreement. The Class A Invested Amount at any time will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date and (b) the Investor Loss, if any, for such Class at the beginning of such Distribution Date. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

A-1-3

This Class A Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class A Certificateholder shall be conclusive and binding on such Class A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling

A-1-4

 and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

A-1-5

[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

THE BANK OF NEW YORK

as Trustee

By:_______________________
Authorized Officer

A-1-6

EXHIBIT A-2

[Reserved]

A-2-1

EXHIBIT A-3

FORM OF CLASS C CERTIFICATE

[FORM OF THE FACE OF THE CLASS C CERTIFICATE]

THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE CONVEYED WITHOUT SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE SERIES SUPPLEMENT REFERRED TO HEREIN.

THE SECURITIES REPRESENTED BY THIS CLASS C CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED AND THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

NO. [ ]

[Grid]

CLASS C MASTER TRUST CERTIFICATE, SERIES 2002-VFC
SEARS CREDIT ACCOUNT MASTER TRUST II

SRFG, INC.
SELLER

SEARS, ROEBUCK AND CO.
SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SRFG INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

A-3-1

This certifies that SRFG, INC., a Delaware corporation ("SRFG"), is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The Bank of New York, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class C Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

This Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of March 5, 2002 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, SRFG has caused this Class C Certificate to be duly executed and authenticated.

SRFG, INC.

By:________________________
Name:
Title:

A-3-2

[FORM OF THE REVERSE OF THE CLASS C CERTIFICATES]
[For an Amortizing Structure]

It is the intent of the SRFG and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG, by the acceptance of this Class C Certificate, agrees to treat this Class C Certificate for federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, Seller by virtue of the acceptance hereof assents and by which Seller is bound.

This Class C Certificate is one of a series of Certificates entitled "Class C Master Trust Certificates, Series 2002-VFC" (the "Class C Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 2002-VFC or paid to Seller. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Class A Master Trust Variable Funding Certificates, Series 2002-VFC" (the "Class A Certificates"). The Class A Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

The aggregate interest represented by the Class C Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class C Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class C Certificates and any interest thereon. The "Class C Initial Investor Interest" at any time will equal $43,255,132, plus the aggregate amount of additions to the Class C Initial Investor Interest made pursuant to Section 21(a) of the Series Supplement, plus the aggregate initial outstanding amount of any Additional Class A Investor Certificates authenticated and delivered pursuant to Section 21(b) minus the aggregate face amount of any Class C Investor Certificates cancelled pursuant to Section 6.16 of the Pooling and Servicing Agreement. The Class C Invested Amount on any Distribution Date will be an amount equal to the Class C Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class C Certificateholders prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

A-3-3

This Class C Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class C Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by SRFG shall be conclusive and binding on such Class C Certificateholder and upon all future Holders of this Class C Certificate and of any Class C Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class C Certificate.

The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by SRFG or such Class C Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

The transfer of this Class C Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class C Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class C Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

The transfer of this Class C Certificate is subject to certain further restrictions and the fulfillment of certain conditions as set forth in the Series Supplement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Fractional Undivided Interests, as

A-3-4

 requested by SRFG. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

A-3-5

[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

This is one of the Class C Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

THE BANK OF NEW YORK

as Trustee

By:____________________________
Authorized Officer

A-3-6

EXHIBIT B

Form of Investor Certificateholders' Monthly Statement

Sears Credit Account Master Trust II

Series 2002-VFC Monthly Statement

Distribution Date: __________ __, ____                                                                                                                 Due Period Ending: __________ __, ____

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, by and among Sears, Roebuck and Co., SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) and The Bank of New York, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and the Distribution Date listed above is set forth below.

1. Payments or Allocations to Series 2002-VFC Investors this Due Period

Total                                   Interest                           Principal
Series _______

  Class A                     $____________                  $____________              $____________

  Class B                     $____________                  $____________              $____________

  Class C                     $____________                  $____________              $____________

2. Principal Receivables at the end of the Due Period
(a)         TOTAL PRINCIPAL RECEIVABLES IN TRUST                                                     $____________
Aggregate Investor Interest                                                                                      $____________

Seller Interest                                                                                                        $____________

(b)         INVESTOR INTEREST BY GROUPS
Group One Investor Interest $____________
(c)         INVESTOR INTEREST BY SERIES
Series 1995-3 Investor Interest                                                 $____________

Series 1995-5 Investor Interest                                                 $____________

Series 1996-1 Investor Interest                                                 $____________

Series 1996-3 Investor Interest                                                 $____________

Series 1996-4 Investor Interest                                                 $____________

Series 1996-5 Investor Interest                                                 $____________

Series 1997-1 Investor Interest                                                 $____________

Series 1998-1 Investor Interest                                                 $____________

Series 1998-2 Investor Interest                                                 $____________

Series 1999-1 Investor Interest                                                 $____________

Series 1999-2 Investor Interest                                                 $____________

Series 1999-3 Investor Interest                                                 $____________

Series 2000-1 Investor Interest                                                 $____________

Series 2000-2 Investor Interest                                                 $____________

Series 2000-3 Investor Interest                                                 $____________

Series 2000-4 Investor Interest                                                 $____________

B-1

Series 2001-1 Investor Interest                                                 $____________

Series 2002-VFC Investor Interest                                            $____________

(d)         INVESTOR INTEREST BY CLASS (SERIES 2002-VFC)
Class A Investor Interest                                                        $____________

Class B Investor Interest                                                        $____________

Class C Investor Interest                                                        $____________

TOTAL CLASS INVESTOR INTEREST                               $____________

3.         Allocation of Collections During the Due Period
(a)         TOTAL COLLECTIONS                                                       $____________
Principal Receivables Collected                                               $____________

Finance Charge Receivables Collected                                      $____________

Recovered Amounts added as Additional Funds                         $____________

Investment Income                                                                $____________

Finance Charge Collections	Principal Collections	Additional Allocable Amounts
(b)        ALLOCATION OF COLLECTIONS WITH

            RESPECT TO THE INVESTOR INTEREST
            AND THE SELLER INTEREST
Aggregate Investor Allocation (Aggregate

Investor Percentage multiplied by total
Collections received during the Due Period)                                         $____________             $___________              $__________

Seller Allocation (Seller Percentage multiplied
by total Collections received during the Due
Period)                                                                                          $____________             $___________               $__________

(c)         Group One Allocation                                                                       $____________             $___________               $__________

(d)         Series 2002-VFC Allocation                                                              $____________             $___________               $__________

(e)         Reallocations of Collections to Series 2002-VFC
             from other series in Group One and application
             of charge-off reimbursements to principal payments                                $____________             $___________                $__________

4.         Information Concerning Principal Payments

Amount Distributed this Due Period	Total Distributions through this Due Period
SERIES 2002-VFC BY CLASS

(a)      Class A                                                                                                                       $____________                                $___________

(b)      Class B                                                                                                                       $____________                                $___________

B-2

(c)      Class C                                                                                                                       $____________                                $___________

5. Information Concerning Principal Deposits

Amount Deposited this Distribution Date	Total Amount on Deposit in the Series Principal Funding Account
SERIES 2002-VFC BY CLASS

(a)         Class A                                                                                                                    $____________                             $___________

(b)         Class B                                                                                                                    $____________                             $___________

(c)         Class C                                                                                                                    $____________                             $___________

6. Investor Charged-Off Amounts

This Due Period
(a)         Group One (the sum of Series Investor Charged-Off Amounts for

             all Series in Group One)                                                                                        $___________

(b)         Series 2002-VFC (the sum of the Class Investor Charged-Off Amounts
             for all Classes in Series 2002-VFC)                                                                         $___________

(c)         Series 2002-VFC by Class:

Class A (Class A Percentage multiplied by the

Charged-Off Amount)                                                                                            $___________

Class B (Class B Percentage multiplied by the
Charged-Off Amount)                                                                                            $___________

Class C (Class C Percentage multiplied by the
Charged-Off Amount)                                                                                            $___________

7. Investor Losses
                                                                                                          Total
(a)         Group One                                                                                                       $___________

(b)         Series 2002-VFC                                                                                              $___________

(c)         Series 2002-VFC by Class

Class A                                                                                                          $___________

Class B                                                                                                          $___________

Class C                                                                                                          $___________

8.         Monthly Servicing Fee Payable This Due Period
SELLER SERVICING FEE                                                                                            $___________

INVESTOR SERVICING FEE

B-3

(a)         Group One                                                                                                      $___________

(b)         Series 2002-VFC                                                                                             $___________

9.         Performance Analysis
(a)        Portfolio Yield (Finance Charge Collections during the Due Period divided by Principal Receivables in the Trust as of the first day of
            the Due Period)                                                                                              ___________%

(b)        Charge-Offs (Charged-Off Amounts during the Due Period divided by Principal Receivables in the Trust as of the first day of the Due
             Period)                                                                                                         ___________%

(c)        Recoveries (Recovered Amounts added as Additional Funds on the Distribution Date divided by Aggregate Investor Interest
             in the Trust as of the first day of the Due Period)                                                  ___________%

(d)       Investor Servicing Fee Percentage (weighted average of Investor
           Servicing Fees for Series 2002-VFC)                                                                    ___________%

(e)      Weighted Average Certificate Rate (weighted average certificate
          rates for all classes of Series 2002-VFC)                                                                 ___________%

(f)      Series Excess Servicing Percentage (the sum of Series Finance Charge
          Collections, Investment Income and Recovered Amounts minus the sum of the Series Charged-Off Amount, the Investor Servicing Fee and the
         Certificate Interest divided by the Series Invested Amount)                                         ___________%

(f)     Total Payment Rate (Aggregate Collections during the Due Period divided by the aggregate amount of Receivables in the Trust as of
         the first day of the Due Period)                                                                              ___________%

10.        Summary Delinquency Aging Information
The Accounts in the Trust have the following delinquency distribution:

[month/year]
Delinquencies as a % of balances 60-89 days past due.................... 90-119 days past........................ 120 days or more past due.......... Total Delinquencies	_____ % % % _____%

The delinquency rate is calculated by dividing the delinquent balances as of the end of the Due Period by the balance of receivables in the Trust at the end of the Due Period. Sears and the Bank determine delinquency levels for accounts using an aging methodology that is based on the number of completed billing cycles during which the customer failed to make a required payment. The delinquency data reflect the percentage of Account balances for which the customer has failed to make a required payment in each of the last three, four and five or more billing cycles, respectively.

THE BANK OF NEW YORK

as Trustee

By:_______________________________

B-4

EXHIBIT C

Sears Credit Account Master Trust II
Monthly Servicer Certificate

CREDIT ACCOUNT
MASTER TRUST CERTIFICATES

The undersigned, a duly authorized representative of Sears, Roebuck and Co. ("Sears"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement") by and among Sears, SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) and The Bank of New York, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, does hereby certify as follows with respect to the Series outstanding for the Distribution Date occurring on _______________:

1. Sears is Servicer under the Pooling and Servicing Agreement.

2. The undersigned is a Servicing Officer of Sears as Servicer.

Section 1: Total Trust Information
3. The aggregate amount of Principal Collections processed during the related

    Due period is equal to                                                                                               $______

4. The aggregate amount of Finance Charge Collections processed during the
    related Due Period is equal to                                                                                    $______

5. The aggregate amount of Total Collections processed during the related Due
    Period is equal to                                                                                                      $______

6. The aggregate amount of Principal Receivables in the Trust as of the last
    day of the related Due Period is equal to                                                                   $______

7. The aggregate amount of Finance Charge Receivables in the Trust as of the
    last day of the related Due Period is equal to                                                             $______

8. The aggregate amount of Total Receivables in the Trust as of the last day of
    the related Due Period is equal to                                                                              $______

9.    The aggregate amount of Additional Funds to be added to the Trust on or before

       the Distribution Date is equal to                                                                              $______

10. The aggregate amount of Investment Income for the related Due Period is
      equal to                                                                                                                  $______

Section 2: Series 1995-3

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during

      the related Due Period is equal to                                                                             $______

Section 3: Series 1995-5
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 4: Series 1996-1
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 5: Series 1996-3
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 6: Series 1996-4
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 7: Series 1996-5
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the

      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 8: Series 1997-1
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 9: Series 1998-1
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 10: Series 1998-2
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 11: Series 1999-1
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 12: Series 1999-2
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 13: Series 1999-3
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the

      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 14: Series 2000-1
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 15: Series 2000-2
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 16: Series 2000-3

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

Section 17: Series 2000-4

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

Section 18: Series 2001-1

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

Section 19: Series 2001-2
1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

Section 20: Series 2001-3

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the

      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

Section 21: Series 2002-1

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

Section 22: Series 2002-VFC

1.   The aggregate amount of Series Additional Allocable Amounts during the

      related Due Period is equal to                                                                                  $______

2.   The amount of interest payable to the Class A Certificateholders on the
      current Distribution Date is equal to                                                                          $______

3.   The amount of principal payable to the Class A Certificateholders on the

      current Distribution Date is equal to                                                                          $______

4.   The amount of interest payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

5.   The amount of principal payable to the Class B Certificateholders on the
      current Distribution Date is equal to                                                                          $______

6.   The amount of interest payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

7.   The amount of principal payable to the Class C Certificateholders on the
      current Distribution Date is equal to                                                                          $______

8.   The aggregate amount of Reallocated Class B Principal Collections during
      the related Due Period is equal to                                                                             $______

9.   The aggregate amount of Reallocated Class C Principal Collections during
      the related Due Period is equal to                                                                             $______

10. Attached hereto is a true copy of the statement required to be delivered by the
      Servicer on the date of this Certificate to the Trustee pursuant to the Series
      Supplements.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____day of ____________, 20__.

SEARS, ROEBUCK AND CO.,

as Servicer

By:______________________
Name:
Title:

EXECUTION COPY

SEARS, ROEBUCK AND CO.
Servicer

SRFG, INC.
Seller

and

THE BANK OF NEW YORK

Trustee

on behalf of the Certificateholders

SERIES 2002-VFC SUPPLEMENT

Dated as of March 5, 2002

to the

POOLING AND SERVICING AGREEMENT

Dated as of July 31, 1994

SEARS CREDIT ACCOUNT MASTER TRUST II

MASTER TRUST VARIABLE FUNDING CERTIFICATES, SERIES 2002-VFC

TABLE OF CONTENTS

Page

SEARS CREDIT ACCOUNT MASTER TRUST II *

ANNEX *

SECTION 1. Definitions. *

SECTION 2. Subordination. *

SECTION 3. Representations and Warranties of the Seller. *

SECTION 4. Representations and Warranties of the Servicer *

SECTION 5. Representations and Warranties of the Trustee *

SECTION 6. Authentication of Certificates *

SECTION 7. Establishment and Administration of Investor Accounts *

SECTION 8. Allocations of Collections. *

SECTION 9. Payments *

SECTION 10. Reallocation of Class B and Class C Principal Amounts. *

SECTION 11. Calculation of Investor Losses *

SECTION 12. Servicing Compensation *

SECTION 13. Class Coupon Cap Agreement and Class Coupon Floor Agreement *

SECTION 14. Interest Rate Swaps *

SECTION 15. Investor Certificateholders' Monthly Statement *

SECTION 16. Monthly Servicer Certificate. *

SECTION 17. Additional Rapid Amortization Events *

SECTION 18. Purchase of Investor Certificates and Series Termination *

SECTION 19. Variable Accumulation Period *

SECTION 20. Series Yield Factor *

SECTION 21. Variable Funding Mechanics. *

SECTION 22. Sale or Transfer of Seller-Owned Classes. *

SECTION 23. Paired Series. *

SECTION 24. Monthly Deposits *

SECTION 25. Ratification of Pooling and Servicing Agreement *

SECTION 26. Counterparts *

SECTION 27. Book-Entry Certificates *

SECTION 28. Governing Law *

EXHIBITS

EXHIBIT A-1 Form of Class A Certificate

EXHIBIT A-2 [Reserved]

EXHIBIT A-3 Form of Class C Certificate

EXHIBIT B Form of Investor Certificateholders' Monthly Statement

EXHIBIT C Form of Monthly Servicer Certificate